================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                            THE E.W. SCRIPPS COMPANY
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                            THE E.W. SCRIPPS COMPANY
                               312 WALNUT STREET

                             CINCINNATI, OHIO 45202

                               ------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 14, 1998

                               ------------------

TO THE SHAREHOLDERS OF THE E.W. SCRIPPS COMPANY

     The Annual Meeting of the Shareholders of The E. W. Scripps Company (the "Company") will be held at the Queen City Club, Cincinnati, Ohio, on Thursday, May 14, 1998 at 10:00 a.m., local time, for the following purposes:

          1. To elect ten persons to serve as directors for the ensuing year;

          2. To adopt the 1997 Deferred Compensation and Phantom Stock Plan for Executives;

          3. To amend the 1997 Deferred Compensation and Stock Plan for
             Directors;

          4. To adopt The E. W. Scripps Company Employee Stock Purchase Plan;
             and

          5. To transact such other business as may properly come before the meeting.

     The board of directors has fixed the close of business on March 20, 1998 as the record date for the determination of shareholders who are entitled to notice of and to vote at the meeting and any adjournments thereof.

     We encourage you to attend the meeting and vote your shares in person. If you plan to attend the meeting and need special assistance because of a disability, please contact the corporate secretary's office.

     We have enclosed the 1997 Annual Report, including financial statements, and the Proxy Statement with this Notice of Annual Meeting.

     To assure your representation at the meeting, please vote, sign, date and mail the enclosed proxy card in the envelope provided, even if you plan to attend the meeting in person. Returning your executed proxy card will not affect your right to attend the meeting and vote your shares in person.

     Your proxy is being solicited by the board of directors,

                                           M. DENISE KUPRIONIS
                                             Corporate
                                             Secretary

March 27, 1998

                            THE E.W. SCRIPPS COMPANY
                               312 WALNUT STREET

                             CINCINNATI, OHIO 45202

                               ------------------

                                PROXY STATEMENT

                              1998 ANNUAL MEETING
                                  MAY 14, 1998

     This proxy statement, which together with the accompanying notice, proxy, and annual report is being mailed to shareholders on or about March 27, 1998, is furnished in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders of The E. W. Scripps Company, an Ohio corporation (the "Company"), to be held on Thursday, May 14, 1998.

     The close of business on March 20, 1998, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

     On March 1 1998, the Company had outstanding 61,532,830 Class A Common Shares, $.01 par value per share ("Class A Common Shares"), and 19,218,913 Common Voting Shares, $.01 par value per share ("Common Voting Shares"). Holders of Class A Common Shares are entitled to elect the greater of three or one-third of the directors of the Company but are not entitled to vote on any other matters except as required by Ohio law. Holders of Common Voting Shares are entitled to elect all remaining directors and to vote on all other matters requiring a vote of shareholders. Each Class A Common Share and Common Voting Share is entitled to one vote upon matters on which such class of shares is entitled to vote.

                                   PROPOSAL 1

                             Election of Directors

     A board of ten directors is to be elected, three by the holders of Class A Common Shares voting separately as a class and seven by the holders of Common Voting Shares voting separately as a class. In the election, the nominees receiving the greatest number of votes will be elected. All directors will hold office until the next Annual Meeting of Shareholders and until their respective successors are elected and qualified.

     Each proxy for Class A Common Shares executed and returned by a holder of such shares will be voted for the election of the three directors hereinafter shown as nominees for such class of shares, unless otherwise indicated on such proxy. Each proxy for Common Voting Shares executed and returned by a holder of such shares will be voted for the election of the seven directors hereinafter shown as nominees for such class of shares, unless otherwise indicated on such proxy. Although the board of directors does not contemplate that any of the nominees hereinafter named will be unavailable for election, in the event that any such nominee is unable to serve, the proxies will be voted for the remaining nominees and for such other person(s), if any, as the board may propose.

REPORT ON THE NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

     The following table sets forth certain information as to each of the nominees for election to the board of directors.

                                DIRECTOR           PRINCIPAL OCCUPATION OR OCCUPATION/BUSINESS
          NAME            AGE    SINCE                    EXPERIENCE FOR PAST FIVE YEARS
          ----            ---   --------           -------------------------------------------
                       NOMINEES FOR ELECTION BY HOLDERS OF CLASS A COMMON SHARES
Daniel J. Meyer (1)       61      1988     Chairman since January 1, 1991 and Chief Executive Officer since April 24, 1990 of Cincinnati Milacron Inc. President since January 1, 1998 (a manufacturer of metal working and plastics processing machinery and systems).
Nicholas B. Paumgarten    52      1988     Managing Director of J.P. Morgan & Co. Incorporated since
                                           February 10, 1992 (an investment banking firm).
Ronald W. Tysoe (2)       44      1996     Vice Chairman, Finance and Real Estate since December 1997 and Vice Chairman and Chief Financial Officer from April
                                           1990 to December 1997 of Federated Department Stores, Inc.

                       NOMINEES FOR ELECTION BY HOLDERS OF COMMON VOTING SHARES
John H. Burlingame (3)    64      1988     Senior Partner since January 1, 1998, Partner from June 1,
                                           1997 through December 31, 1997 and Executive Partner from
                                           1982 through June 1, 1997 of Baker & Hostetler LLP (law
                                           firm).
William R. Burleigh (4)   62      1990     Chief Executive Officer of the Company since May 1996,
                                           President of the Company since August 1994, Chief Operating
                                           Officer from May 1994 to May 1996, Executive Vice President from March 1990 through May 1994 and Senior Vice
                                           President/Newspapers and Publishing from September 1986 to
                                           March 1990.
Lawrence A. Leser (5)     62      1977     Chairman of the Company since August 1994 and Chief
                                           Executive Officer from July 1985 to May 1996.
Charles E. Scripps (6)    78      1946     Chairman of the Executive Committee of the Company since
                                           August 1994 and Chairman of the Board of Directors of the
                                           Company from 1953 to August 1994.
Edward W. Scripps (6)     39        (7)    News Director at KJRH-TV, a division of a subsidiary of the
                                           Company from February 1983 through September 1993.
Paul K. Scripps (6) (8)   52      1986     Vice President/Newspapers of the Company since November 1997 and Chairman from December 1989 to June 1997 of a subsidiary of the Company.
Julie A. Wrigley (9)      49      1997     Chairman and CEO of Wrigley Management Inc. since 1995,
                                           Assistant to the President/CEO of Wm. Wrigley Jr. Company
                                           since 1994 and Investment Advisor & Manager of Wrigley
                                           Family Trusts and Estates since 1977.

---------------

(1) Mr. Meyer is a director of Cincinnati Milacron Inc., Star Banc Corp. and Hubbell Incorporated (manufacturer of wiring and lighting devices).

(2) Mr. Tysoe is a director of Federated Department Stores, Inc.

(3) Mr. Burlingame is a trustee of The Edward W. Scripps Trust.

(4) Mr. Burleigh is a director of Ohio National Financial Services Company (a mutual insurance and financial services company).

(5) Mr. Leser is a director of Union Central Life Insurance Company and of AK Steel Holding Corporation (a steel manufacturer).

(6) Mr. Charles E. Scripps is Chairman of the Board of Trustees of The Edward W. Scripps Trust and the brother of Robert P. Scripps who is a current director but who is not standing for re-election. Mr. Paul K. Scripps is a second cousin of Mr. Scripps and Mr. Edward W. Scripps is his nephew.

(7) Mr. Edward W. Scripps is a nominee for election as director.

(8) Mr. Paul K. Scripps serves as a director of the Company pursuant to an agreement between The Edward W. Scripps Trust and John P. Scripps. See "Certain Transactions--John P. Scripps Newspapers."

(9) Mrs. Julie A. Wrigley was a director of Associated Bank, Chicago, from 1988 to 1996.

REPORT ON THE BOARD OF DIRECTORS AND ITS COMMITTEES

BOARD AND COMMITTEE MEETINGS

     During 1997, the board held four regularly scheduled meetings and five special meetings. The following committees of the board held the number of meetings indicated: Executive, six; Audit, two; and Compensation and Incentive Plan, two. Director attendance at board meetings and all committee meetings averaged 93%. Each director attended at least 80% of the board meetings and the meetings of board committees on which the director served.

COMMITTEES

     Executive Committee. Charles E. Scripps (chairman), William R. Burleigh, John H. Burlingame and Lawrence A. Leser are the members of the executive committee. The executive committee exercises all of the powers of the board in the management of the business and affairs of the Company between board meetings, except the power to fill vacancies on the board or its committees.

     Audit Committee. Ronald W. Tysoe (chairman), Daniel J. Meyer and Nicholas
B. Paumgarten are the members of the audit committee, which nominates the independent auditors each year, reviews the audit plans of both the internal and independent auditors, evaluates the adequacy of and monitors compliance with corporate accounting policies, and reviews the Company's annual financial statements. The internal and independent auditors have unrestricted access to the audit committee

     Compensation Committee. Daniel J. Meyer (chairman), John W. Burlingame, Charles E. Scripps and Ronald W. Tysoe are the members of the compensation committee, which oversees all compensation matters relating to the Company's senior executives.

     Incentive Plan Committee. Daniel J. Meyer (chairman) and Ronald W. Tysoe, two of the Company's independent directors, are the members of the incentive plan committee, which approves all awards under the Company's Long-Term Incentive Plan and approves all performance based bonus awards for the Company's senior executives. The incentive plan committee is a subcommittee of the compensation committee and meets at the same time as the compensation committee.

     Policy Governance Committee. John H. Burlingame (chairman), William R. Burleigh, Daniel J. Meyer and Julie A. Wrigley are the members of the policy governance committee which was established in November 1997. The purpose of the committee is to review the size and scope of the board, to recommend nominees of directors to the board, to formulate policies of board conduct and to insure that the board adopts generally accepted corporate governance standards. The committee does not consider nominees recommended by shareholders.

REPORT ON THE COMPENSATION OF DIRECTORS

     Directors who are employees of the Company are not compensated for their service on the board.

     For the period prior to the 1997 annual meeting of shareholders, each director elected by the holders of Class A Common Shares received an annual fee of $30,000, and an additional $2,000 for each meeting that he or she attended of the board of directors or a committee thereof on which she or he served. Additionally, each director who was a committee chairman received an annual fee of $3,000. Directors elected by the holders of the Common Voting Shares did not receive any compensation for services as directors or committee members.

     For the period beginning after the 1997 annual meeting of shareholders, each director, whether elected by the holders of Class A Common Shares or the Common Voting Shares, received the fees described in the preceding paragraph, except employees of the Company, Mr. Charles E. Scripps and Mr. Lawrence A. Leser.

     Pursuant to an agreement with the Company, Mr. Scripps received a fee for consulting services and services as Chairman of the Executive Committee at the annual rate of $50,000. This agreement is automatically renewable for so long as Mr. Scripps holds the position of Chairman of the Executive Committee.

     Pursuant to an agreement with the Company, Mr. Leser received a fee for consulting services and services as Chairman of the Board of Directors at the annual rate of $250,000. This agreement expires in May 1998, unless renewed by the Company and Mr. Leser.

     Under the Company's Stock Option Plan for Non-Employee Directors, Mrs. Wrigley received an initial option award of 10,000 Class A Common Shares when she was elected to the board in May 1997.

REPORT ON THE SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information with respect to persons known to management to be the beneficial owners, as of March 1, 1998, of more than five percent of the Company's outstanding Class A Common Shares or Common Voting Shares. Unless otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares shown therein as being beneficially owned by them.

                                                                              COMMON
                NAME AND ADDRESS                     CLASS A                  VOTING
              OF BENEFICIAL OWNER                 COMMON SHARES   PERCENT     SHARES     PERCENT
              -------------------                 -------------   -------     ------     -------
The Edward W. Scripps Trust (1)                    32,610,000      53.0%    16,040,000    83.5%
312 Walnut Street
P.O. Box 5380
Cincinnati, Ohio
Jack R. Howard (2)                                  3,327,385       5.4%       170,000      .9%
c/o The E. W. Scripps Company
Attn: Corporate Secretary
312 Walnut Street
P.O. Box 5380
Cincinnati, Ohio
Paul K. Scripps and                                       600        .0%     1,616,113     8.4%
John P. Scripps Trust (3)
625 Broadway, Suite 625
San Diego, California
Franklin Resources, Inc. (4)                        3,737,800       6.1%            --      --
777 Mariners Island Blvd.
San Mateo, California

---------------

(1) Under the Trust Agreement establishing The Edward W. Scripps Trust (the "Trust"), the Trust must retain voting shares sufficient to ensure control of the Company until the final distribution of the Trust estate unless earlier stock dispositions are necessary for the purpose of preventing loss or damage to such estate. The trustees of the Trust are Charles E. Scripps, Robert P. Scripps and John H. Burlingame. The Trust will terminate upon the death of the last to survive of four persons specified in the Trust, the youngest of whom is 74 years of age. Upon the termination of the Trust, substantially all of its assets (including all shares of capital stock of the Company held by the Trust) will be distributed to the grandchildren of Robert Paine Scripps (a son of Edward W. Scripps), of whom there are 28. Certain of these grandchildren have entered into an agreement among themselves, other cousins and the Company which will restrict transfer and govern voting of Common Voting Shares to be held by them upon termination of the Trust and distribution of the Trust estate. See "Certain Transactions--Scripps Family Agreement."

(2) The shares listed for Mr. Howard are held in an irrevocable trust established in 1981 for the benefit of Mr. Howard and his wife. The shares are held by The Chase Manhattan Bank as sole trustee.

(3) See footnote 6 to the table under "Security Ownership of Management."

(4) Franklin Resources, Inc. has filed a Schedule 13G with the Securities and Exchange Commission with respect to the Company's Class A Common Shares. The information in the table is based on the information contained in such filing which was for the year ended December 31, 1997.

REPORT ON THE SECURITY OWNERSHIP OF MANAGEMENT

     The following information is set forth with respect to the Company's Class A Common Shares and Common Voting Shares beneficially owned as of March 1, 1998, by each director and each nominee for election as a director of the Company, by each named executive, and by all directors and executive officers of the Company as a group. Unless otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares shown therein as being beneficially owned by them.

                                                                                  COMMON
             NAME OF INDIVIDUAL OR                     CLASS A                    VOTING
           NUMBER OF PERSONS IN GROUP             COMMON SHARES (1)   PERCENT     SHARES     PERCENT
           --------------------------             -----------------   -------     ------     -------
William R. Burleigh                                     489,562           *             --      --
John H. Burlingame (2)                                      500           *             --      --
Lawrence A. Leser                                       350,225           *             --      --
Daniel J. Meyer (3)                                       9,100           *             --      --
Nicholas B. Paumgarten (4)                               11,350           *             --      --
Charles E. Scripps (2) (5)                               19,500           *             --      --
Paul K. Scripps (6)                                         600           *      1,616,113     8.4%
Robert P. Scripps (2)                                         0          --             --      --
Ronald W. Tysoe (7)                                       8,100           *             --      --
Julie A. Wrigley (8)                                      5,000           *             --      --
Daniel J. Castellini (9)                                213,902           *             --      --
Paul F. (Frank) Gardner                                 136,935           *             --      --
Craig C. Standen (10)                                   103,457           *             --      --
Alan M. Horton (11)                                     116,958           *             --      --
All directors and executive officers as a group
  (24 persons) (12)                                  34,261,128        55.7%    17,656,113    91.9%

---------------

 * Shares owned represent less than one percent of the outstanding shares of such class of stock.

 (1) The shares listed for each of the officers and directors include Class A Common Shares underlying exercisable options and options that are exercisable within 60 days of March 1, 1998, held by him or her.

 (2) This person is a trustee of the Trust and has the power, together with the other trustees of the Trust, to vote and dispose of the 32,610,000 Class A Common Shares and the 16,040,000 Common Voting Shares of the Company held by the Trust. Mr. Charles E. Scripps and Mr. Robert P. Scripps have a life income interest in the Trust. Mr. Burlingame disclaims any beneficial interest in the shares held by the Trust.

 (3) The shares listed for Mr. Meyer do not include 1,800 Class A Common shares underlying a stock option that is held by him that is not exercisable until May 12, 1998.

 (4) The shares listed for Mr. Paumgarten include 2,000 Class A Common Shares held in trusts for the benefit of Mr. Paumgarten's sons, and 850 shares owned by his wife. Mr. Paumgarten is the sole trustee of the aforesaid trusts. Mr. Paumgarten disclaims beneficial ownership of the shares held in such trusts and the shares owned by his wife. The shares listed for Mr. Paumgarten do not include 1,800 Class A Common shares underlying a stock option that is held by him that is not exercisable until May 12, 1998.

 (5) The shares listed for Mr. Charles E. Scripps include 500 Class A Common Shares owned by his wife. Mr. Scripps disclaims any beneficial interest in these shares.

 (6) The shares listed for Mr. Paul K. Scripps include 119,520 Common Voting Shares and 400 Class A Common Shares held in various trusts for the benefit of certain relatives of Paul K. Scripps and 100 Class A Common Shares owned by his wife. Mr. Scripps is a trustee of the aforesaid trusts. Mr. Scripps disclaims beneficial ownership of the shares held in such trusts and the shares owned by his wife. The shares listed also include 1,445,453 Common Voting Shares held by five trusts of which Mr. Scripps is a trustee. Mr. Scripps is the sole beneficiary of one of these trusts, holding 349,018 Common Voting Shares. He disclaims beneficial ownership of the shares held in the other four trusts.

 (7) The shares listed for Mr. Tysoe do not include 1,800 Class A Common shares underlying a stock option that is held by him that is not exercisable until May 12, 1998.

 (8) The shares listed for Mrs. Wrigley do not include 10,000 Class A Common shares underlying a stock option that is held by her that is not exercisable until May 12, 1998.

 (9) The shares listed for Mr. Castellini include 1,000 Class A Common Shares owned by his wife. Mr. Castellini disclaims any beneficial interest in these shares.

(10) The shares listed for Mr. Standen include 180 shares held by Mr. Standen as custodian for the benefit of one of his children. Mr. Standen disclaims any beneficial interest in these shares.

(11) The shares listed for Mr. Horton include 100 shares held jointly with his wife.

(12) The shares listed include the 32,610,000 Class A Common Shares and the 16,040,000 Common Voting Shares of the Company owned by the Trust.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

THE COMMITTEE

     The compensation committee of the board of directors is comprised of non-management directors. The committee establishes and oversees the Company's executive compensation program. The members are Messrs. Daniel J. Meyer, Ronald
W. Tysoe, Charles E. Scripps and John H. Burlingame.

     A subcommittee of the compensation committee is the incentive plan committee. This committee approves awards under the Company's Long-Term Incentive Plan. Mr. Meyer and Mr. Tysoe are the members of the incentive plan committee. (The compensation committee and the incentive plan committee are hereinafter jointly referred to as the "Committee".)

OVERVIEW OF THE COMPANY'S COMPENSATION PHILOSOPHY

     The Company's compensation policy for senior officers and certain other executives remained unchanged in 1997. It is designed to attract and retain a highly-qualified management team. Scripps supports a pay-for-performance program designed to motivate executives to achieve target operating results set forth in the Company's strategic plan and to reward them for meeting or exceeding these targets. This policy encourages coordinated and sustained efforts toward enhancing the Company's performance and maximizing value to shareholders.

COMPONENTS OF THE COMPENSATION PROGRAM

     The compensation program is reviewed annually and is comprised primarily of cash compensation, including salary and annual bonus, and grants of restricted stock and nonqualified stock options under the Company's 1997 Long-Term Incentive Plan. The Company believes its compensation policy is fair both to its employees and its shareholders and is competitive within the industry.

     BASE SALARY

     The Company continues to participate annually in the Towers Perrin Media Industry Compensation Survey (the "Survey") which is widely used in its industry and gives relevant compensation information on executive positions. The Survey provides compensation analyses for executives in the media industry based on revenues, industry segments (e.g., publishing and broadcasting) and market type and size which, along with other data, are used by Scripps to determine the median and other levels of compensation of executives of media companies with profiles comparable to those of the Company.

     The Company strives to place its high-performing executives at the median level of compensation or higher, depending upon competitive pressures and exceptional performance, no later than two to three years after attaining their position. Actual base salaries for the Chief Executive Officer and the other named executives during the last fiscal year were consistent with this policy. None of the named executives has an employment contract with the Company.

     In deciding if an annual base salary increase is appropriate for a specific executive, several factors are taken into account. These factors include an examination of the compensation guidelines suggested by the Survey, an evaluation of the responsibilities of the executive's position, consideration of the executive's contributions to the Company during the year and over the course of his employment by the Company, and a review of the Company's overall performance during the year. These performance factors are not assigned specific weights. Rather, the Committee applies its own subjective judgment in evaluating the aggregate impact of these factors and in making final compensation determinations. In considering salary increases for persons other than the CEO, the Committee also takes into consideration recommendations made by the Chief Executive Officer.

     The increases that were approved by the Committee, effective January 1, 1998, were consistent with the Company's compensation philosophy.

     ANNUAL BONUS

     The purpose of the annual bonus program is to support the Company's objective of enhancing value for our shareholders and to offer competitive total compensation for financial performance that meets or exceeds expectations. The program directly links compensation to Company performance. Participants in the program are senior officers and certain other executives. Two performance measures were utilized in 1997: the achievement of operating cash flow targets and an earnings-per-share target. These performance measures represented 60% and 40% of the executive's bonus opportunity, respectively. The operating cash flow targets for Mr. Gardner and for Mr. Horton were based on their specific areas of responsibility. For the other named executives, the cash flow goal was based on the consolidated operating cash flow target.

     The Company's 1997 annual bonus plan for senior vice presidents allowed for a target bonus opportunity of 40% of base salary. Determining if the executive earned the targeted amount was a matter of ascertaining whether or not the preestablished goals were achieved. The annual bonus plan requires that a minimum of 91% of a preestablished goal must be attained before any bonus amount related to that performance measurement can be paid. A new feature in the 1997 annual bonus plan allowed for an upward adjustment in the target bonus amount if the Company exceeded its pre-established goals. However, in no case may an executive earn greater than 150% of his target bonus amount.

     The Company exceeded its 1997 earnings per share and operating cash flow goals which resulted in Messrs. Burleigh, Gardner, Horton, Standen and Castellini receiving greater than 100% of their 1997 targeted bonus award.

     The bonus amount is payable on an annual basis, although executives may elect to defer payment of the bonus until retirement or another predetermined date.

     LONG-TERM INCENTIVES

     The Committee continues to endorse the position that stock ownership by management and stock-based performance compensation arrangements are beneficial in aligning management's and shareholders' interest in the enhancement of shareholder value. In 1987, the Company adopted its first Long Term-Incentive Plan. Upon expiration of that plan in 1997, the shareholders adopted the 1997 Long-Term Incentive Plan.

     Eligible participants in the plan include the senior executives and selected corporate executive managers and key employees at the Company's operating units. Although the plan allows for several different types of stock-based awards, to date only two types of awards have been granted: 1) stock options, which represent a right to purchase the Company's Class A Common Shares at the fair market value per share as of the date the option is granted, and 2) restricted stock awards, which represent Class A Common Shares of the Company which the recipient cannot sell or otherwise dispose of until the applicable restriction period lapses and which are subject to forfeiture.

     Stock Options. Generally executives receive a stock option award with their restricted stock award when they first attain an executive position. Annually, the Company considers whether or not to make additional stock option awards. In considering whether or not to make additional awards, the Company initiates an individual review of each participant's performance. Award size is predicated on an executive's past personal achievements, his or her contributions to the business and his or her potential to materially build future shareholder value. The Company believes that these awards provide an incentive for continuing to build shareholder value and also align the executive's interests with shareholder interests.

     When awarded, stock options are granted at not less than the fair market value of the Company's Class A Common Shares on the date of the grant. Therefore, the stock options have value only if the share price appreciates following the date of the award. This further ties executive compensation to long-term financial performance.

     Each of the named executives received a nonqualified stock option award in 1997. Such awards are exercisable in three equal annual installments, beginning in January 1998.

     Restricted Stock. Generally executives receive restricted stock awards with a three-year vesting period when they first attain an executive position. When executives are promoted to new positions or assume additional responsibility, they may be granted additional restricted stock awards. The grants are intended to retain and incent management with increased ownership interest in the Company.

     Two of the named executives received a restricted stock award in 1997.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     The Chief Executive Officer's 1997 compensation package consisted of a base salary of $600,000 and a target cash bonus opportunity of 60% ($360,000) of such salary. Mr. Burleigh's bonus plan for 1997 was based on the criteria outlined above under "Annual Bonus." Because the Company exceeded its performance targets, his 1997 bonus was $403,920.

     In December 1997 the Committee reviewed Mr. Burleigh's performance and the performance of the Company. The Committee specifically noted Mr. Burleigh's 1997 accomplishments and his personal achievements. The Committee also considered the Company's considerable progress in implementing its strategic and financial plans. Effective January 1, 1998, Mr. Burleigh's annual base salary was increased to $700,000.

RESPONSE TO OMNIBUS BUDGET RECONCILIATION ACT OF 1993

     Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to public companies for compensation over $1 million paid in any one year to a company's chief executive officer and each of its four other most highly compensated executives.

     The compensation tables which follow are intended to better enable our shareholders to understand the compensation practices of the Company. We invite shareholder comments, which may be sent to the attention of the Company's Corporate Secretary.

                                            The Compensation Committee

                                            Daniel J. Meyer, Chairman
                                            John H. Burlingame
                                            Charles E. Scripps
                                            Ronald W. Tysoe

SUMMARY COMPENSATION TABLE

     The following table sets forth information regarding the compensation earned by, paid to and awarded to the Company's Chief Executive Officer, and each of the Company's four other most highly compensated executive officers, during each of the Company's last three fiscal years.

                                                                     LONG-TERM COMPENSATION(1)
                                                                 ----------------------------------
                                                                          AWARDS
                                                                 ------------------------     ALL
                                                                 RESTRICTED   SECURITIES     OTHER
                                           ANNUAL COMPENSATION     STOCK      UNDERLYING    COMPEN-
             NAME AND                      -------------------    AWARD(S)     OPTIONS/     SATION
        PRINCIPAL POSITION          YEAR    SALARY     BONUS        (2)        SARS (#)       (3)
----------------------------------  ----   --------   --------   ----------   -----------   -------
William R. Burleigh                 1997   $600,000   $403,920            0       35,000    $4,750
President and Chief                 1996    518,750    355,625   $1,314,350       80,900     4,500
Executive Officer(4)                1995    455,000    227,500            0            0     4,500
Paul F. (Frank) Gardner             1997   $420,000   $192,528   $  345,000       25,000    $4,750
Senior Vice President/              1996    400,000    160,000            0            0     4,500
Broadcasting                        1995    380,000    106,400            0            0     4,500
Alan M. Horton                      1997   $390,000   $171,288   $  345,000       25,000    $4,750
Senior Vice President/              1996    350,000    140,000            0            0     4,500
Newspapers                          1995    325,000    130,000            0            0     4,500
Daniel J. Castellini                1997   $350,000   $157,080            0       20,000    $4,750
Senior Vice President/              1996    335,000    134,000            0            0     4,500
Finance and Administration          1995    335,000    134,000            0            0     4,500
Craig C. Standen                    1997   $347,500   $180,958            0       20,000    $4,750
Senior Vice President/              1996    335,000    134,000            0            0     4,500
Corporate Development               1995    325,000    130,000            0            0     4,500

---------------

(1) In connection with the disposition of the cable television business to Comcast Corporation in 1996, options and restricted stock awards granted under the Company's Long-Term Incentive Plan were adjusted by the compensation committee in accordance with such plan to prevent the dilution or enlargement of rights of the holders of such options and awards. Information in the Summary Compensation Table above with respect to options and restricted stock awards reflects these adjustments.

(2) The aggregate number and value of restricted stock holdings for each named executive officer as of the end of 1997 were as follows: Mr. Burleigh held 48,500 shares with a value of $2,361,465; Mr. Gardner held 12,425 shares with a value of $604,973; and Mr. Horton held 10,000 shares, with a value of $486,900 each. Dividends were paid during 1997 on shares of restricted stock held by each named executive officer at a rate of thirteen cents per share. Mr. Castellini and Mr. Standen did not hold any restricted stock at December 31, 1997. The value of the restricted stock is based on the average of the high and low closing sale prices of the Company's shares on December 31, 1997 which was $48.69.

(3) Represents compensation paid pursuant to the Company's Retirement and Investment Plan.

(4) Mr. Burleigh was elected Chief Executive Officer of the Company on May 23, 1996. On January 1, 1996, his annual base pay rate was $475,000. Effective June 1, 1996, his annual base pay rate was increased to $550,000.

OPTION/SAR GRANTS IN 1997

     The following table sets forth certain information regarding options for Class A Common Shares granted in 1997 under the Company's Long-Term Incentive Plan to named executives who participate therein.

                                                                                 POTENTIAL REALIZABLE
                                      INDIVIDUAL GRANTS                                VALUE AT
                            -------------------------------------                   ASSUMED ANNUAL
                              NUMBER OF     % OF TOTAL                                 RATES OF
                             SECURITIES      OPTIONS/                                 SHARE PRICE
                             UNDERLYING       SAR'S      EXERCISE                  APPRECIATION FOR
                            OPTIONS/SAR'S   GRANTED TO   OR BASE                      OPTION TERM
                               GRANTED      EMPLOYEES     PRICE     EXPIRATION   ---------------------
           NAME                  (#)         IN 1997      ($/SH)       DATE       5%($)       10%($)
           ----             -------------   ----------   --------   ----------   --------   ----------
William R. Burleigh             35,000          5.9%      $34.50       2007      $759,390   $1,924,444
Paul F. (Frank) Gardner         25,000          4.2%      $34.50       2007      $542,422   $1,374,603
Alan M. Horton                  25,000          4.2%      $34.50       2007      $542,422   $1,374,603
Daniel J. Castellini            20,000          3.3%      $34.50       2007      $433,937   $1,099,682
Craig C. Standen                20,000          3.3%      $34.50       2007      $433,937   $1,099,682
Total awards to all
  employees                    592,800        100.0%

AGGREGATED OPTION/SAR EXERCISES IN 1997 AND FY-END OPTION/SAR VALUES

     The following table sets forth certain information regarding the number and value of options for Class A Common Shares held by the named executives at December 31, 1997. Two executives exercised options during 1997.

                                                                    NUMBER OF
                                                                   SECURITIES           VALUE OF
                                                                   UNDERLYING          UNEXERCISED
                                                                   UNEXERCISED        IN-THE-MONEY
                                                                 OPTIONS/SARS AT     OPTIONS/SARS AT
                                                                   12/31/97(#)         12/31/97($)
                                 SHARES ACQUIRED      VALUE       EXERCISABLE/        EXERCISABLE/
             NAME                ON EXERCISE(#)     REALIZED      UNEXERCISABLE       UNEXERCISABLE
             ----                ---------------   -----------   ---------------   -------------------
William R. Burleigh                   9,700         $309,551     403,100/35,000    $12,366,543/496,650
Paul F. (Frank) Gardner                  --               --      96,400/25,000    $ 2,870,325/354,750
Alan M. Horton                           --               --      93,400/25,000    $ 3,055,234/354,750
Daniel J. Castellini                 17,800         $509,575     182,500/20,000    $ 5,932,296/283,800
Craig C. Standen                         --               --      89,500/20,000    $ 2,974,214/283,800

REPORT ON STOCKHOLDER RETURN--PERFORMANCE GRAPH

     Set forth below is a line graph comparing the cumulative total return on the Company's Class A Common Shares, assuming an initial investment of $100 as of December 31, 1992, and based on the market prices at the end of each year and assuming reinvestment of dividends, with the cumulative total return of the Standard & Poor's Composite-500 Stock Index and an index based on a peer group of media companies.

                                   LINE GRAPH

--------------------------------------------------------------------------------------------------
                             1992        1993        1994        1995        1996        1997
--------------------------------------------------------------------------------------------------
  S&P 500                    $100        $110        $111        $153        $188        $251
--------------------------------------------------------------------------------------------------
  Scripps                    $100        $113        $126        $167        $241        $338
--------------------------------------------------------------------------------------------------
  Media Index                $100        $114        $107        $134        $172        $257
--------------------------------------------------------------------------------------------------

---------------

(1) The companies in the peer group index are A.H. Belo Corporation, Gannett Co. Inc., Knight-Ridder, Inc., Lee Enterprises, Inc., The New York Times Company, Times Mirror Company, Tribune Company, and the Washington Post Company. The index is weighted based on market capitalization. The companies included in the peer group were approved by the compensation committee.

(2) The Company's divestiture of its cable television business on November 13, 1996 was treated as a dividend of $19.83 per share that was reinvested in the Company's Class A Common Shares.

REPORT ON COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Messrs. Daniel J. Meyer, Ronald W. Tysoe, Charles E. Scripps and John H. Burlingame are the members of the Company's compensation committee.

     Mr. Charles E. Scripps is chairman of the executive committee of the Company's board of directors and Mr. John H. Burlingame is a member of the executive committee.

     Mr. Charles E. Scripps and Mr. Robert P. Scripps are general partners in Jefferson Building Partnership, (the "Jefferson Partnership") which was formed in 1984. Mr. Edward W. Scripps, a nominee for election as a director of the Company is also a partner in the Jefferson Partnership. The Albuquerque Publishing Company, which is the Company's 50% owned partnership that operates The Albuquerque Tribune under a joint operating agreement, leases the facilities for The Albuquerque Tribune from a partnership controlled in part by the Jefferson Partnership. This lease terminates in 2004. Total rent under the lease for 1997 was approximately $1,879,120. The Albuquerque Publishing Company has an option to purchase the property that is exercisable until 2034. The purchase price will be equal to 7.7 times the basis rent for the lease year in which the property is purchased. The parties to the Albuquerque joint operating agreement lease the land on which the Albuquerque facilities are situated to the Jefferson Partnership under a lease terminating in 2034 and providing for rent of $150,000 per year, subject to certain adjustments for inflation. The Jefferson Partnership has subleased the land to the Albuquerque Publishing Company as part of the facilities lease arrangement described above.

     Mr. Charles E. Scripps and Mr. Burlingame are trustees of The Edward W. Scripps Trust and for 1998 they are expected to continue to serve as trustees. As trustees, Mr. Scripps and Mr. Burlingame share the power, together with one other trustee, to vote and dispose of the 32,610,000 Class A Common Shares and 16,040,000 Common Voting Shares of the Company held by the Trust. Mr. Scripps has a life income interest in the Trust. Mr. Burlingame disclaims any beneficial interest in the shares held by the Trust. See "Security Ownership of Certain Beneficial Owners."

     Mr. John H. Burlingame is a senior partner of Baker & Hostetler LLP which was general counsel to the Company and to The Edward W. Scripps Trust in 1997 and is expected to perform such services in 1998.

REPORT ON THE COMPANY'S PENSION PLAN

     The Company's executive officers and substantially all other non-union employees of the Company are participants in a non-contributory defined benefit pension plan maintained by the Company (the "Pension Plan"). Contributions to the Pension Plan are based on separate actuarial computations for each business unit and are made by the business unit compensating the particular individual.

                                                      YEARS OF SERVICE
                              ----------------------------------------------------------------
        REMUNERATION          15 YEARS      20 YEARS      25 YEARS      30 YEARS      35 YEARS
        ------------          --------      --------      --------      --------      --------
 300,000                      $ 55,000      $ 74,000      $ 92,000      $110,000      $129,000
 400,000                        74,000        99,000       123,000       148,000       172,000
 500,000                        93,000       124,000       154,000       185,000       216,000
 600,000                       111,000       149,000       186,000       223,000       260,000
 700,000                       130,000       174,000       217,000       260,000       304,000
 800,000                       149,000       199,000       248,000       298,000       347,000
 900,000                       168,000       224,000       279,000       335,000       391,000
1,000,000                      186,000       249,000       311,000       373,000       435,000
1,500,000                      280,000       374,000       467,000       560,000       654,000

     The above table shows the annual normal retirement benefits which, absent the maximum benefit limitations (the "Benefit Limitations") imposed by Section 415(b) of the Internal Revenue Code of 1986, as amended (the "Code"), would be payable pursuant to the Pension Plan upon retirement at age 65 (based upon the 1997 social security integration level under the Pension Plan), pursuant to a straight life annuity option, for employees in the compensation ranges specified and under various assumptions with respect to average final annual compensation and years of credited services.

     In general, the Benefit Limitations limit the annual retirement benefits that may be paid pursuant to the Pension Plan to $130,000 (subject to further cost-of-living increases promulgated by the United States Secretary of the Treasury). The Company supplements payments under the Pension Plan with direct pension payments equal to the amount, if any, by which the benefits that otherwise would be payable under the Pension Plan exceed the benefits that are permitted to be paid under the Benefit Limitations. Annual normal retirement benefits are computed at the rate of 1% of average final annual compensation up to the applicable social security integration level plus 1.25% of average final annual compensation in excess of the social security integration level, multiplied by the employee's years of credited service. An employee's benefits are actuarially adjusted if paid in a form other than a life annuity.

     An employee's average final compensation is the average annual amount of his pensionable compensation (generally salary and bonus, excluding the Scripps Retirement & Investment Plan and any other annual or long-term compensation reflected in the Summary Compensation Table) for service during the five consecutive years within the last ten years of his employment for which his total compensation was greatest. The employee's years of credited service equal the number of years of his employment with the Company (subject to certain limitations). As of December 31, 1997, the years of credited service of the individuals named in the cash compensation table were as follows: Mr. Burleigh-41; Mr. Gardner-13; Mr. Castellini-27; Mr. Standen-7; Mr. Horton-27.

     In May 1996, the board of directors of the Company adopted a Selected Officer Retirement Program, the purpose of which is to provide supplemental retirement benefits to certain key employees of the Company who meet the eligibility requirements. Participants in the program must be specifically designated as participants by the compensation committee. As of March 1, 1998, the designated participants were Mr. Lawrence A. Leser and Mr. William R. Burleigh. The participants begin to receive benefits under the program upon retirement. The amount of the benefit payable under such plan is a percentage of the participant's highest three-year average earnings subject to certain offsets and maximums.

REPORT ON CERTAIN TRANSACTIONS

SCRIPPS FAMILY AGREEMENT

     General. The Company and certain persons and trusts are parties to an agreement (the "Scripps Family Agreement") restricting the transfer and governing the voting of Common Voting Shares that such persons and trusts may acquire or own at or after the termination of the Trust. Such persons and trusts (the "Signatories") consist of certain grandchildren of Robert Paine Scripps who are beneficiaries of the Trust, descendants of John P. Scripps, and certain trusts of which descendants of John P. Scripps are trustees and beneficiaries. Robert Paine Scripps and John P. Scripps were sons of the founder of the Company.

     If the Trust were to have terminated as of March 1, 1998, the Signatories would have held in the aggregate approximately 89.2% of the outstanding Common Voting Shares as of such date.

     Once effective, the provisions restricting transfer of Common Voting Shares under the Scripps Family Agreement will continue until twenty-one years after the death of the last survivor of the descendants of Robert Paine Scripps and John P. Scripps alive when the Trust terminates. The provisions of the Scripps Family Agreement governing the voting of Common Voting Shares will be effective for a ten year period after termination of the Trust and may be renewed for additional ten year periods pursuant to Ohio law and certain provisions set forth in the Agreement.

     Transfer Restrictions. No Signatory will be able to dispose of any Common Voting Shares (except as otherwise summarized below) without first giving other Signatories and the Company the opportunity to purchase such shares. Signatories will not be able to convert Common Voting Shares into Class A

Common Shares except for a limited period of time after giving other Signatories and the Company the aforesaid opportunity to purchase and except in certain other limited circumstances.

     Signatories will be permitted to transfer Common Voting Shares to their lineal descendants or trusts for the benefit of such descendants, or to any trust for the benefit of such a descendant, or to any trust for the benefit of the spouse of such descendant or any other person or entity. Descendants to whom such shares are sold or transferred outright, and trustees of trusts into which such shares are transferred, must become parties to the Scripps Family Agreement or such shares shall be deemed to be offered for sale pursuant to the Scripps Family Agreement. Signatories will also be permitted to transfer Common Voting Shares by testamentary transfer to their spouses provided such shares are converted to Class A Common Shares and to pledge such shares as collateral security provided that the pledgee agrees to be bound by the terms of the Scripps Family Agreement. If title to any such shares subject to any trust is transferred to anyone other than a descendant of Robert Paine Scripps or John P. Scripps, or if a person who is a descendant of Robert Paine Scripps or John P. Scripps acquires outright any such shares held in trust but is not or does not become a party to the Scripps Family Agreement, such shares shall be deemed to be offered for sale pursuant to the Scripps Family Agreement. Any valid transfer of Common Voting Shares made by Signatories without compliance with the Scripps Family Agreement will result in automatic conversion of such shares to Class A Common Shares.

     Voting Provisions. The Scripps Family Agreement provides that the Company will call a meeting of the Signatories prior to each annual or special meeting of the shareholders of the Company held after termination of the Trust (each such meeting hereinafter referred to as a "Required Meeting"). At each Required Meeting, the Company will submit for decision by the Signatories, each matter, including election of directors, that the Company will submit to its shareholders at the annual meeting or special meeting with respect to which the Required Meeting has been called. Each Signatory will be entitled, either in person or by proxy, to cast one vote for each Common Voting Share owned of record or beneficially by him on each matter brought before the meeting. Each Signatory will be bound by the decision reached with respect to each matter brought before such meeting, and, at the related meeting of the shareholders of the Company, will vote his Common Voting Shares in accordance with decisions reached at the meeting of the Signatories.

JOHN P. SCRIPPS NEWSPAPERS

     In connection with the merger in 1986 of the John P. Scripps Newspaper Group ("JPSN") into a wholly owned subsidiary of the Company (the "JPSN Merger"), the Company and The Edward W. Scripps Trust entered into certain agreements discussed below.

     JPSN Board Representation Agreement. The Edward W. Scripps Trust and John
P. Scripps entered into a Board Representation Agreement dated March 14, 1986 in connection with the JPSN Merger. Under this agreement, the surviving adult children of Mr. Scripps who are shareholders of the Company have the right to designate one person to serve on the Company's Board of Directors so long as they continue to own in the aggregate 25% of the sum of (i) the shares issued to them in the JPSN Merger and (ii) the shares received by them from John P. Scripps' estate. In this regard, The Edward W. Scripps Trust has agreed to vote its Common Voting Shares in favor of the person designated by John P. Scripps' children. Pursuant to this agreement, Paul K. Scripps currently serves on the Company's board of directors and is a nominee for election at the annual meeting. The Board Representation Agreement terminates upon the earlier of the termination of The Edward W. Scripps Trust or the completion of a public offering by the Company of Common Voting Shares.

     Stockholder Agreement. The former shareholders of the John P. Scripps Newspaper Group, including John P. Scripps and Paul K. Scripps, entered into a Stockholder Agreement with the Company in connection with the JPSN Merger. This agreement restricts to certain transferees the transfer of Common Voting Shares received by such shareholders pursuant to the JPSN Merger. These restrictions on transfer will terminate on the earlier of the termination of The Edward W. Scripps Trust or completion of a public offering of Common Voting Shares. Under the agreement, if a shareholder has received a written offer to purchase 25% or more of his Common Voting Shares, the Company has a "right of first refusal" to purchase such shares on the same terms as the offer. On the death of any of these shareholders, the Company is obligated to purchase from the shareholder's estate a sufficient number of the common shares of the Company to pay federal and state estate taxes attributable to all shares included in such estate; this obligation expires in 2006. Under certain other circumstances, such as bankruptcy or insolvency of a shareholder, the Company has an option to buy all common shares of the Company owned by such shareholder. Under the agreement, stockholders owning 25% or more of the outstanding Common Voting Shares issued pursuant to the JPSN Merger may require the Company to register Common Voting Shares (subject to the right of first refusal mentioned above) under the Securities Act of 1933 for sale at the shareholders' expense in a public offering. In addition, the former shareholders of the John P. Scripps Newspaper Group will be entitled, subject to certain conditions, to include Common Voting Shares (subject to the right of first refusal) that they own in any registered public offering of shares of the same class by the Company. The registration rights expire three years from the date of a registered public offering of Common Voting Shares.

OTHER TRANSACTIONS

     For information concerning certain transactions which involve Mr. Charles
E. Scripps and Mr. Edward W. Scripps, see "Compensation Committee Interlocks and Insider Participation."

     Mr. John H. Burlingame is a senior partner of Baker & Hostetler LLP which was general counsel to the Company and to The Edward W. Scripps Trust (the "Trust") in 1997 and is expected to perform such services in 1998.

     Mr. Nicholas B. Paumgarten is a managing partner of J.P. Morgan & Co. Incorporated ("J.P. Morgan"). Morgan Guaranty Trust Company of New York (an affiliate of J.P. Morgan) is a lender to the Company under its Competitive Advance/Revolving Credit Agreement. J.P. Morgan has performed investment banking services for the Company in the past and may again perform investment banking services for the Company.

     Mr. Lawrence A. Leser, chairman of the Company, entered into a loan agreement with the Company in January 1996 pursuant to the Employee Stock Purchase Loan Program. This program is designed to assist key employees in exercising stock options. Mr. Leser borrowed $450,000 at an interest rate of 6.02%, which was the applicable Federal rate in effect under Section 1274(d) of the Internal Revenue Code of 1986, as of the day on which the loan was made. In accordance with the terms of the loan program, Mr. Leser has agreed to repay the loan within ten years. As of December 31, 1997, the outstanding balance of this loan was $383,306.

                                   PROPOSAL 2

         To Adopt the 1997 Deferred Compensation and Phantom Stock Plan
                  for Senior Officers and Selected Executives
           ----------------------------------------------------------

GENERAL

     There will be submitted at the annual meeting for action by the holders of Common Voting Shares a proposal to adopt the 1997 Deferred Compensation and Phantom Stock Plan for Executives. The purpose of the plan is to more closely align the participants' financial interests with those of the Company's shareholders. The board of directors of the Company approved the plan on May 22, 1997.

     Eligibility. Any executive who receives notification of his or her participation in the annual executive bonus plan may elect to be a participant in the plan. Approximately 80 executives are eligible to participate.

     Election. A participating executive can elect to defer a minimum of 25%, and a maximum of 100%, of his or her annual bonus. Participants can defer a payment from the date such payment would have been made until a future date not earlier than three years from the date the payment would have been made or until the date the executive retires or is no longer an employee of the Company.

     Funds. An executive may elect to defer his or her fees into the fixed income fund or phantom stock fund. Amounts deferred into the fixed income fund will be recorded on the Company's books and credited annually with compounded interest, based on the 12-month average of the 10-year treasury rate plus 1%. Amounts deferred into the phantom stock fund will be converted into phantom Class A Common Shares on an annual basis. The conversion is calculated by dividing an amount equal to the bonus amount deferred by the participant by the fair market value of the Company's Class A Common Shares on the date the bonus would have been credited to the executive's account. Dividends on shares shall be converted into phantom shares on December 31 of each year based upon the fair market value on the last trading day for that calendar year.

     Payment. An executive can elect to have deferred fees paid in a lump sum or over a specified number of years. In the event of death, disability or severe hardship, the Company may accelerate pay-outs to participants. At the election of the participant, deferred fees in the phantom stock fund can be paid in shares or in cash equal to the value of the shares or a combination of both.

     Previous Deferral Elections. Participants were given a one-time opportunity to transfer bonus amounts deferred under the Company's previous deferred compensation plan to the phantom stock fund based upon the fair market value of Class A Common Shares as of December 31, 1997.

VOTE NECESSARY FOR APPROVAL

     The affirmative vote of the holders of a majority of the Common Voting Shares present or represented at the annual meeting is required to approve the proposed plan. The board of directors recommends that holders of such shares vote FOR the proposed plan. It is expected that the Common Voting Shares owned by The Edward W. Scripps Trust will be voted in favor of the plan, thus assuring approval thereof. Proxies for Common Voting Shares solicited by the board will be voted FOR the proposed plan unless shareholders specify a contrary choice in their proxies.

                                   PROPOSAL 3

      To Amend the 1997 Deferred Compensation and Stock Plan for Directors
--------------------------------------------------------------------------------

GENERAL

     There will be submitted at the annual meeting for action by the holders of Common Voting Shares a proposal to amend the 1997 Deferred Compensation and Stock Plan for Directors. The purpose of the plan is to more closely align the participants' financial interests with those of the Company's shareholders. The board of directors of the Company approved the plan on March 10, 1997 and the shareholders approved it at their 1997 annual meeting.

     The amendment to the plan was approved by the board of directors of the Company on May 22, 1997. The amendment allows any director who is eligible to receive cash compensation for his or her services as a director of the Company to be a participant in the plan, including directors who are trustees or beneficiaries of the Trust. Prior to the amendment, eligibility was limited to directors who were not officers or employees of the Company or a beneficiary or trustee of The Edward W. Scripps Trust.

VOTE NECESSARY FOR APPROVAL

     The affirmative vote of the holders of a majority of the Common Voting Shares present or represented at the annual meeting is required to approve the proposed plan. The board of directors recommends that holders of such shares vote FOR the proposed amendment. It is expected that the Common Voting Shares owned by The Edward W. Scripps Trust will be voted in favor of the amendment, thus assuring approval thereof. Proxies for Common Voting Shares solicited by the board will be voted FOR the proposed amendment unless shareholders specify a contrary choice in their proxies.

                                   PROPOSAL 4

        To Adopt The E. W. Scripps Company Employee Stock Purchase Plan
 ------------------------------------------------------------------------------

GENERAL

     There will be submitted at the annual meeting for action by the holders of Common Voting Shares a proposal to adopt The E. W. Scripps Company Employee Stock Purchase Plan. The purpose of the plan is to more closely align the participants' financial interests with those of the Company's shareholders. The board of directors of the Company approved the plan on November 13, 1997.

     Eligibility. Any employee who has worked as an employee of the Company for at least one full calendar year, is regularly scheduled to work at least twenty hours per week, is customarily employed for at least five months each calendar year, and is not a member of a collective bargaining unit, unless the collective bargaining agreement covering such person specifically provides for eligibility to participate in the plan, is eligible to participate in the plan.

     Participation. To participate, an employee must file with the administrator of the plan an authorization for payroll deduction and a subscription agreement. Participants receive a 10% discount on the fair market value of the shares purchased and the Company pays the brokerage fees on the purchase. Shares will be purchased on a quarterly basis. Participants may elect to invest from 1% to 10% of their compensation through payroll deduction on an after-tax basis. The maximum that a participant may invest within the plan year is limited to $22,500.

VOTE NECESSARY FOR APPROVAL

     The affirmative vote of the holders of a majority of the Common Voting Shares present or represented at the annual meeting is required to approve the proposed plan. The board of directors recommends that holders of such shares vote FOR the proposed plan. It is expected that the Common Voting Shares owned by The Edward W. Scripps Trust will be voted in favor of the plan, thus assuring approval thereof. Proxies for Common Voting Shares solicited by the board will be voted FOR the proposed plan unless shareholders specify a contrary choice in their proxies.

REPORT ON SECTION 16(A) BENEFICIAL OWNERSHIP COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and owners of more than ten percent of the Company's Class A Common Shares ("10% shareholders"), to file with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of Class A Common Shares and other equity securities of the Company. Executive officers, directors and 10% shareholders are required by SEC regulations to furnish the Company with copies of all forms they file pursuant to Section 16(a).

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended December 31, 1997, all Section 16(a) filing requirements applicable to its executive officers, directors and 10% shareholders were complied with.

REPORT ON INDEPENDENT PUBLIC ACCOUNTANTS

     At its February 26, 1998 meeting, the board approved the appointment of Deloitte & Touche LLP as independent public accountants for the Company for the fiscal year ending December 31, 1998. A representative of Deloitte & Touche LLP is expected to be present at the annual meeting.

REPORT ON SHAREHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

     Any shareholder proposals intended to be presented at the Company's 1999 Annual Meeting of Shareholders must be received by the Company at 312 Walnut Street, Cincinnati, Ohio on or before

November 27, 1998, for inclusion in the Company's proxy statement and form of proxy relating to the 1999 Annual Meeting of Shareholders.

OTHER MATTERS

     The solicitation of proxies is made by and on behalf of the board of directors. The cost of the solicitation will be borne by the Company. The Company may also reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company's Class A Common Shares.

     The presence of any shareholder at the meeting will not operate to revoke his proxy. A proxy may be revoked at any time, insofar as it has not been exercised, by giving written notice to the Company or in open meeting.

     The persons named in the enclosed proxy, or their substitutes, will vote the shares represented by such proxy at the meeting. The forms of proxy for the two respective classes of stock permit specification of a vote for persons nominated for election as directors by each such class of stock, as set forth under "Election of Directors" above, and the withholding of authority to vote in the election of such directors or the withholding of authority to vote for one or more specified nominees. The form of proxy for the Common Voting Shares permits specification of a vote for or against, or abstention with respect to, each of the proposals to adopt the 1997 Deferred Compensation and Phantom Stock Plan, to amend the 1997 Deferred Compensation and Stock Plan for Directors and to adopt the Employee Stock Purchase Plan. Where a choice has been specified in the proxy, the shares represented thereby will be voted in accordance with such specification. If no specification is made, such shares will be voted to elect directors as set forth under "Election of Directors" and FOR the proposals to adopt the 1997 Deferred Compensation and Phantom Stock Plan, to amend the 1997 Deferred Compensation and Stock Plan for Directors and to adopt the Employee Stock Purchase Plan.

     Under Ohio law and the Company's Articles of Incorporation, broker non-votes for Class A Common Shares and abstaining votes for both Class A Common Shares and Common Voting Shares will not be counted in favor of, or against, election of any nominee and any holder of Common Voting Shares who abstains from voting on the proposals to adopt the 1997 Deferred Compensation and Phantom Stock Plan, to amend the 1997 Deferred Compensation and Stock Plan for Directors and to adopt the Employee Stock Purchase Plan will in effect be voting against such proposal.

     If any other matters shall properly come before the meeting, the persons named in the proxy, or their substitutes, will vote thereon in accordance with their judgment. The board does not know of any other matters which will be presented for action at the meeting.

     A COPY OF THE COMPANY'S ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 1997, IS ENCLOSED.

                                            By order of the Board of Directors,
                                            M. DENISE KUPRIONIS
                                            Corporate Secretary

March 27, 1998

                            THE E. W. SCRIPPS COMPANY
              1997 DEFERRED COMPENSATION AND PHANTOM STOCK PLAN FOR
                     SENIOR OFFICERS AND SELECTED EXECUTIVES

--------------------------------------------------------------------------------

1.       INTRODUCTION

         Effective May 22, 1997, The E. W. Scripps Company ("Company") hereby adopts a non-qualified deferred compensation and phantom stock plan (the "Plan") for Senior Officers and Selected Executives ("Eligible Participants") of the Company and its Affiliates who participate in the Company's and Affiliate's annual executive bonus plan ("Annual Executive Bonus Plan"). This Plan is intended to replace various prior deferred compensation plans which have been incorporated into, and now are governed by, the Scripps Howard, Inc. Deferred Compensation Plan for Executives (the "Old Plan"), which was adopted by the Company in 1995. The Old Plan hereby is terminated, rescinded, and superseded by this Plan, effective at such time as all deferrals under the Old Plan have been credited to Accounts under this Plan.

         The purpose of the Plan is to provide an opportunity for Participants, as defined in Section 6 below, to enhance their personal financial planning by having access to a vehicle for deferring income to a time considered by them to be of personal advantage. Additionally, the Plan is designed to more closely align the Participants' financial interests with those of the Company's shareholders.

2.       PLAN ADMINISTRATION

         The Plan shall be governed by the Board of Directors of the Company (the "Board") and administered by the Corporate Secretary or such other person or persons as the Board may determine. The Board may delegate any or all of its powers and responsibilities hereunder to its Compensation Committee and/or to such other person or persons as the Board may determine. In such case, the decisions of the Compensation Committee or other designee shall be binding and given effect as if made by the entire Board.

         The Board, or its designee, may adopt such rules and regulations as it may deem necessary for the proper administration of the Plan, and which are not inconsistent with the provisions hereof. The decision of the Board, or its designee, in all matters pertaining to the administration or interpretation of this Plan shall be final, conclusive and binding for all purposes.

3.       ELIGIBILITY TO PARTICIPATE

         From year to year, those Senior Officers and Selected Executives of the Company and its Affiliates who have been notified, in writing, of their participation in the Annual Executive Bonus Plan shall be eligible to participate in this Plan for the corresponding year. The Eligible Participants are key employees of the Company or its Affiliates and constitute a select group of management or highly compensated employees, as defined under Sections 201(2), 301(a)(3), and 401(a)(1) of the Employee Retirement Income Security Act of 1974, as amended.

4.    PLAN YEAR

         The Plan Year shall be the calendar year.

5.       COMPENSATION ELIGIBLE FOR DEFERRAL

         With respect to a particular Plan Year, Eligible Participants may elect to defer all or a portion of the payments which otherwise become payable under the Annual Executive Bonus Plan for the corresponding year.

6.       ENROLLMENT PROCEDURE AND TIMING OF ELECTION

         Any person who is an Eligible Participant for a given Plan Year may elect to participate in this Plan for that year by filing a Deferral Election Form with the Corporate Secretary or other designee no later than thirty (30) days after receiving written notification of his participation in the Annual Executive Bonus Plan for that same year. The Deferral Election Form shall be forwarded to Eligible Participants at or about the same time they are notified of their participation in the Annual Executive Bonus Plan.

         Eligible Participants who actually file a Deferral Election Form for a given Plan Year are considered to be Active Participants that year. Other persons who have made deferral elections in prior years, but not for the then current Plan Year, and who still have interests held under the Plan are considered to be Inactive Participants. Active Participants and Inactive Participants all are considered to be Participants, as are beneficiaries, designated pursuant to Section 16 below, who actually are receiving payouts under the Plan following a Participant's death.

         Notwithstanding the preceding sentence, Participants who previously elected to defer some or all of their potential 1997 bonus payments, pursuant to the terms of the Old Plan, may, until June 30, 1997, make a new election to have such previously elected 1997 deferrals invested, in whole or in part, and in either or both, the Fixed Income Fund and/or the Phantom Stock Fund. In the absence of a new election, these 1997 deferrals will be invested in the Fixed Income Fund.

7.       DEFERRAL PERIOD

         Eligible Participants can elect to defer payment from the date such payment otherwise would be made until an actual date specified by the Eligible Participant, but no earlier than three years from the date it would otherwise have been paid, or until the date of termination of employment for any reason, including retirement.

8.       ADMINISTRATIVE RULES FOR THE DEFERRAL ELECTION

         Eligible Participants must elect to defer a minimum of at least 25% of any payments which otherwise become payable under the Annual Executive Bonus Plan in order to make a deferral election.

         At the time of the election to defer, an Eligible Participant must select the deferral period. See Section 7 above.

         An Eligible Participant must elect to have all deferral amounts for a given year credited to an Account(s) under the Fixed Income Fund, the Phantom Stock Fund or a combination of both Funds. See Section 9 below.

         Once an election for a given year's deferral has been made, it is irrevocable; but the Participant is free to make different elections for deferrals of annual executive bonus amounts for future years.

9.       CREDITING DEFERRALS AND INCOME/DIVIDENDS TO THE INVESTMENT FUNDS

         (A)      FIXED INCOME FUND

         Deferred amounts will be recorded as a liability to the Participant as of January 1st of the Plan Year in which the bonus otherwise would have been paid in cash to the Participant but for the deferral election. Such amount will be recorded as a dollar amount in a bookkeeping Account in the Participant's name. The Account will be credited with interest throughout the deferral period. Interest on unpaid deferred amounts will be compounded and credited annually, as of the following January 1st or any earlier payout date, with the interest rate used for a given Plan Year being one percent (1%) above the average effective yield on 10-year United States Treasury Bonds for the 12 months most recently reported in Federal Reserve Statistical Releases issued through the date as of which the credit is made to the Account.

         (B)      PHANTOM STOCK FUND

         Deferred amounts will be recorded as a liability to the Participant as of January 1st of the Plan Year in which the bonus otherwise would have been paid in cash to the Participant but for the deferral election. Such amount will be recorded as a "phantom share number" in a bookkeeping Account in the Participant's name. The phantom share number so recorded will equal the number of shares of the Company's Class A Common Shares that could have been purchased, without commissions or other fees, with the Participant's deferral for that year ("Phantom Shares"), based upon the following calculation:

                  Amount Deferred                    Fair Market Value of the                    Number of
                                                     +        Company's Class A Common           =        Phantom
                                                              Shares when credited,                       Shares
                                                              with Fair Market Value being                Credited
                                                              defined as the average of
                                                              the high and low sale
                                                              prices of the Company's
                                                              stock on the New York Stock
                                                              Exchange on the last trading day
                                                              preceding the date as of which
                                                              the credit is made to the Account.

         The Account will be credited with dividends throughout the deferral period. The amount of dividends paid in a given year on the Company's Class A Common Shares shall be converted to Phantom Shares annually, as of the following January 1st or any earlier payout date, and added to the balance of the Participant's Account under the Phantom Stock Fund. The calculation shall be made in the same manner described above (but substituting "amount of dividends" for "amount deferred" in said calculation).

         Participants may not make inter-Fund transfers, I.E., once an election is made to defer into a specific Fund, the Participant cannot elect to move an Account balance into another Fund.

         Phantom Shares shall not carry voting rights.

10.      PAYMENT OF THE BALANCE IN THE PARTICIPANT'S ACCOUNTS

         (A)      FIXED INCOME FUND

         At the time the Eligible Participant executes the Deferral Election Form, he must elect that deferred amounts, including interest, be paid in a lump sum, or over a specified number of years (not to exceed 15 years). The Eligible Participant also must elect a payment commencement date. If the Eligible Participant fails to make an election as to the period of time over which payments are to be made, payments shall be made over a 10-year period, in equal or substantially equal installments, commencing on the payment commencement date elected by the Eligible Participant on the Deferral Election Form. If no payment commencement date is specified, payments will commence as soon as is administratively practicable after the Participant terminates employment.

         Balances in the Fixed Income Fund will continue to earn interest credit as described above until paid out completely.

         Notwithstanding the foregoing provision, the Company shall have absolute discretion to accelerate pay-out in the event of a Participant's disability, death or severe hardship.

         (B)      PHANTOM STOCK FUND

         At the time the Eligible Participant executes the Deferral Election Form, he must elect the form of payment to be made (I.E., cash, actual shares of the Company's Class A Common Shares ("Actual Shares"), or in a predetermined combination of both). The Eligible Participant also must elect whether such amounts, whether paid in cash, in Actual Shares, or in a combination of both, will be paid in a lump sum or over a specified number of years (not to exceed 15 years). Finally, the Eligible Participant also must elect a payment commencement date.

         A Participant may change the election of the form of payment of the balance in the Phantom Stock Account, (E.G., from Actual Shares to cash, cash to Actual Shares, or from cash only or Actual Shares only to a combination of both), subject to applicable law.

         If payment is to be in cash, in installments, the unpaid balance will be held in the Phantom Stock Fund and will continue to earn dividend credit as described above.

         If the Participant fails to make an election as to the period of time over which cash payments or distributions of Actual Shares are to be made, such payment shall be made over a 10-year period, in equal or substantially equal installments, commencing on the payment commencement date elected by the Participant on the Deferral Election Form. If no payment commencement date is specified, payments will commence as soon as is administratively practicable after the Participant terminates employment.

         Distributions made in cash will be based on the value of the Actual Shares on the last trading day preceding the designated payout date. Distributions made in the form of Actual Shares shall be made with treasury shares or shares acquired on the open market, and will cancel out Phantom Shares on a one for one basis.

         Notwithstanding the foregoing provision, the Company shall have absolute discretion to accelerate pay-out in the event of a Participant's disability, death or severe hardship.

11.      PREVIOUS DEFERRAL ELECTIONS

         Participants who previously made deferral elections under the Old Plan shall not be permitted to revoke such deferral elections, nor change the payment commencement date or form of payment (I.E., lump sum or installments). Such eligible deferred amounts shall be paid at the time previously elected by the Participant. However, the Participant shall be given the opportunity to elect to have some or all such amounts previously credited to his Account under the Old Plan invested in the Phantom Stock Fund, pursuant to rules promulgated by the Board or its designee. Amounts not so invested in the Phantom Stock Fund shall be invested in the Fixed Income Fund. All such elections must be made by June 30, 1997, and credits to the Funds will be made as of January 1, 1998.

12.      FUNDING OF THE PLAN

         The amounts deferred under this Plan will be recorded on the Company's and Affiliate's books, as applicable, as liabilities to the Participants. During the deferral period, and the payout period, the Participant will be a general, unsecured creditor of the Company or Affiliate that employed the Participant when he earned the original deferral. All benefits hereunder, including distributions in-kind from the Phantom Stock Fund, shall be paid only from the general assets of the Company or Affiliate, as applicable.

13.      ASSIGNMENTS PROHIBITED

         No benefit hereunder may be assigned, sold, pledged, transferred, mortgaged, or otherwise encumbered and, to the extent permitted by applicable law, no such benefit shall be subject to legal process or attachment for the payment of any claims against any person entitled to receive the same.

14.      CHANGE OF CONTROL

         At the time the Participant executes the Deferral Election Form, he may elect to accelerate the payment of all deferred amounts and receive payment in a lump sum (in cash or, in the case of Phantom Shares, in shares or in combination of both, as the case may be) as soon as practicable after (and in the event that) a Change in Control occurs. For purposes hereof, "Change in Control" shall mean an event that would be required to be reported in response to Item 1 of Form 8-K or any successor form thereto promulgated under the Securities Exchange Act of 1934.

15.      AMENDMENT AND TERMINATION

         The Board reserves, in its sole and exclusive discretion, the right at any time and from time to time to amend this Plan in any respect or terminate the Plan without restriction and without the consent of any Participant; provided, however, that no amendment or termination of the Plan shall impair the right of any Participant to receive benefits which have been deferred prior to such amendment or termination.

16.      DESIGNATION OF BENEFICIARY

         A Participant must designate a primary and secondary beneficiary to whom amounts unpaid at the Participant's death will be made. The Participant's original Deferral Election Form(s) will govern the commencement date and duration of payouts to the beneficiary, except as provided otherwise in this Plan. In the event that no valid beneficiary designation exists at the time of the Participant's death, unpaid amounts will be paid, in cash, to the Participant's spouse, if living, or otherwise to the Participant's estate.

17.      MISCELLANEOUS

         (A) Nothing contained in the Plan guarantees the continued employment of a Participant with the Company.

         (B) If a Participant entitled to receive a benefit under the Plan is deemed by the Board, or its designee, or is adjudged by a court of competent jurisdiction, to be legally incapable of giving valid receipt and discharge for such benefit, such payments shall be paid to such person or persons as the Board, or its designee, shall designate or to the duly appointed guardian or other legal representative of such Participant. Such payment shall, to the extent made, be deemed a complete discharge for such payments under the Plan.

         (C) Payments made under the Plan, and deferrals to the Plan, shall be subject to withholding and such taxes as shall at the time be required under any income or employment tax or other laws, whether of the United States or any other jurisdiction.

         (D) No person who is a Participant in the Plan shall participate in any Board or administrative decision having a direct material impact upon his rights and benefits under the Plan, excluding, however, general decisions having widespread applicability to many Participants.

         (E) All expenses and costs in connection with the operation of the Plan shall be borne by the Company.

         (F) The provisions of the Plan shall be construed according to the laws of the State of Ohio.

         (G) The masculine pronoun whenever used herein shall include the feminine gender, and the feminine shall include the masculine, and the singular number as used herein shall include the plural and the plural shall include the singular, unless the context clearly indicates otherwise.

         (H) The titles and headings as used herein are for convenience of reference only and, in case of any conflict, the text of the Plan, rather than such titles or headings, shall be controlling.

                            THE E. W. SCRIPPS COMPANY
             1997 DEFERRED COMPENSATION AND STOCK PLAN FOR DIRECTORS

------------------------------------------------------------------------------

1.     INTRODUCTION

       Effective January 1, 1997, The E. W. Scripps Company (the "Company") hereby adopts a non-qualified deferred compensation and stock plan (the "Plan") for its directors ("Participants"). For purposes of this Plan, a director shall be defined as any director who is eligible to receive cash compensation for his or her service as a director of the Company.

       The purpose of the Plan is to provide an opportunity for Participants to enhance their personal financial planning by having access to a vehicle for deferring income to a time considered to be of personal advantage. Additionally, the Plan is designed to more closely align the Participants' financial interests with those of the Company's shareholders.

2.     PLAN ADMINISTRATION

       The Plan shall be governed by the Board of Directors of the Company and administered by the Corporate Secretary.

       A Participant's interest in the Plan may not be sold, assigned, pledged, transferred or otherwise encumbered.

3.     COMPENSATION ELIGIBLE FOR DEFERRAL

       Participating directors can elect to defer annual fees, meeting fees, and/or fees for serving as chairman of a committee which become payable under the director fee schedule approved from time to time by The E. W. Scripps Company.

4.     TIMING OF ELECTION

       The election to defer potential director fee payments under the Plan must be made within 30 days after the first of each calendar year. (However, for the year 1997, since the Plan was approved by the Board of Directors on March 10, 1997, the deadline to defer fees is extended to March 31, 1997 for those directors who have been continuously deferring fees.)

       Once an election is made, it cannot be revoked.

5.     DEFERRAL PERIOD

       Participants can elect to defer payment from the date such payment otherwise would be made until an actual date specified by the Participant, but no earlier than three years from the date it would otherwise have been paid, or until the date that he/she resigns as a director or is not re-elected a director.

6.     DEFERRAL ELECTION

       Directors may defer a minimum of 50% of annual fees, meeting fees, and/or fees for serving as chairman of a committee which become payable under the director fee schedule approved by the Board of Directors of the Company.

       At the time of the election to defer, a Participant must select the deferral period. See Section 5 above.

       A Participant must elect to defer either into the Fixed Income Fund or into Phantom Stock, or some combination of these two funds.

       Once an election to defer is made, it is irrevocable.

       Deferred amounts will be earned on a quarterly basis.

       (A)        FIXED INCOME FUND

                  Deferred amounts will be recorded on the Company's books and credited with an interest factor during the deferral period. Interest on unpaid deferred amounts will be compounded and credited annually. Interest is calculated based on the twelve month average of the 10-year treasury rate (at November of each year), plus 1%.

       (B)        PHANTOM STOCK FUND

                  Quarterly, the earned amount will be converted to phantom shares of the Company's Class A Common Stock. The conversion calculation is:

                  Quarterly deferred retainer,     the Fair Market Value1 of the Company's              # of
                  committee chair retainer,    +   Class A Common Shares on the date            =       phantom
                  and meeting fee amounts          earned2                                              shares
                                                                                                        credited

                                                   1 The Fair Market Value shall
                                                   be the average of the high
                                                   and low sale prices of the
                                                   Company's stock on the New
                                                   York Stock Exchange.

                                                   2 The date earned is the last
                                                   day of each quarter that the
                                                   director served in his or her
                                                   position.

                  Dividends on shares accumulated during the year and for prior years shall be converted on December 31 of each year and added to the balance of the deferred amount. Dividends shall be converted to phantom shares using the above calculation, except that it will be computed on an annual basis. The Fair Market Value shall be calculated on the last trading day for that calendar year.

7.     PAYMENT OF THE BALANCE IN THE DEFERRED ACCOUNT

       Participants may not make intra-Plan transfers, i.e., once an election is made to defer into a specific fund, the Participant cannot elect to move an account balance into another fund.

       (A)        FIXED INCOME FUND

                  At the time the Participant executes the Election Form, the Participant may elect that deferred amounts, including interest, be paid in a lump sum, or over a specified number of years (not to exceed 15 years). If the Participant fails to make an election as to the period of time over which payments are to be made, payments shall be made over a 10 year period, commencing on the date elected by the Participant on the Election Form.

                  Balances in the fixed income fund will continue to earn interest credit as described above.

                  Notwithstanding the foregoing provision, the Company shall have the discretion to accelerate pay-out in the event of a Participant's disability, death or severe hardship.

       (B)        PHANTOM STOCK FUND

                  At the election of the Participant, made at the time the Participant executes the Election Form, the Participant may elect that (i) the balance in his or her phantom stock account shall be paid in shares, in cash equal to the value of the shares, or a combination of shares and cash and (ii) such payment shall be in a lump sum at the end of the deferral period or over a specified number of years (not to exceed 15 years) beginning at the end of the deferral period.

                  Participant may change the form of payment of the balance in his or her Phantom Stock Account subject to applicable law.

                  If payment is to be in cash and over time as aforesaid, the unpaid balance will be held in the phantom stock fund and will continue to earn dividend credit as described above. If the Participant fails to make an election as to the period of time over which cash payments are to be made, such payment shall be made over a ten-year period, beginning at the end of the deferral period.

8.     PREVIOUS DEFERRAL ELECTIONS

       Adoption of the Plan automatically transfers all deferred balances, for active directors, under the 1995 Deferred Compensation Plan for Directors, to the Plan. A written election must be made as to whether the transferred funds are to be held in the fixed income fund or the phantom stock fund. Transferred funds from the 95 plan to the phantom stock fund within the Plan will be converted using the actual Fair Market Value for the quarter in which the conversion occurs.

9.     FUNDING OF THE PLAN

       The deferred dollar amount will be recorded on the Company's books. During the deferral period, and the payout period, the director will be a general, unsecured creditor of the Company.

10.    CHANGE OF CONTROL

       At the time the Participant executes the Election Form, the Participant may elect to accelerate the payment of all deferred amounts and receive payment in a lump sum (in cash or shares or a combination of both, as the case may be) as soon as practicable after (and in the event that) a Change in Control occurs. For purposes hereof, "Change in Control" shall mean an event that would be required to be reported in response to Item 1 of Form 8-K or any successor form thereto promulgated under the Securities Exchange Act of 1934.

                            THE E.W. SCRIPPS COMPANY
                          EMPLOYEE STOCK PURCHASE PLAN

                               SECTION 1 - PURPOSE

                  The E.W. Scripps Company Employee Stock Purchase Plan is adopted and established by The E.W. Scripps Company, an Ohio corporation, on the date set forth below, effective as of January 1, 1998, for the general benefit of the Employees of the Company and of certain of its Subsidiaries. The purpose of the Plan is to facilitate the purchase of Shares by Eligible Employees.

                             SECTION 2 - DEFINITIONS

a. "ACT" shall mean the Securities Act of 1933.

b. "ADMINISTRATOR" shall mean the Board of Directors of the Company, a designated committee thereof, or the person(s) or entity delegated the responsibility of administering the Plan.

c. "AGENT" shall mean the bank, brokerage firm, financial institution, or other entity or person(s) engaged, retained or appointed to act as the agent of the Employer and of the Participants under the Plan. The Agent shall initially be Merrill Lynch, Pierce, Fenner & Smith Incorporated.

d. "BOARD" shall mean the Board of Directors of the Company.

e. "CLOSING VALUE" shall mean, as of a particular date, the value of a Share determined by the closing sales price for such Share (or the closing bid, if no sales were reported) as quoted on The New York Stock Exchange for the last market trading day prior to the date of determination, as reported in THE WALL STREET JOURNAL or such other source as the Administrator deems reliable.

f. "CODE" shall mean the Internal Revenue Code of 1986, as amended and currently in effect, or any successor body of federal tax law.

g. "COMPANY" shall mean The E.W. Scripps Company, including any successor thereto.

h. "COMPENSATION" shall mean regular base salary or wages, shift differential, commissions (as paid) and draw actually received as of a particular pay date, including any amounts not paid to an Employee pursuant to an election under Code Sections 125 and 401(k). Compensation shall not include any deferred compensation, bonuses, overtime, severance or dismissal pay, cost-of-living allowances, or any extraordinary pay, or any compensation after an Employee's last day of work except for purposes of Section 8 b. hereof.

i. "DESIGNATED SUBSIDIARIES" shall mean all Subsidiaries whose Employees have been designated by the Board, in its sole discretion, as eligible to participate in the Plan.

j. "ELIGIBLE EMPLOYEE" means any Employee who (1) has worked as an employee of an Employer for at least one (1) year, (2) is regularly scheduled to work at least twenty (20) hours per week, (3) is customarily employed for at least five
(5) months each calendar year, and (4) is not a member of a collective bargaining unit unless the collective bargaining agreement covering such person specifically provides for eligibility to participate in this Plan.

k. "EMPLOYEE" means any person who performs services as a common law employee of an Employer, and does not include "leased employees," as that term is defined under Code Section 414(n), or other individuals providing services to an Employer in a capacity as an independent contractor.

l. "EMPLOYER" means, individually and collectively, the Company and the Designated Subsidiaries.

m. "ENROLLMENT PERIOD" shall mean the one (1) calendar month period preceding an Offering Period during which Eligible Employees may elect to participate in the Plan with respect to such Offering Period.

n. "OFFERING PERIOD" shall mean the one (1) calendar quarter period during which Participants in the Plan authorize payroll deductions to fund the purchase of Shares on their behalf under the Plan.

o. "PARTICIPANT" means any Eligible Employee who has elected to participate in the Plan for an Offering Period by authorizing payroll deductions and entering into a written subscription agreement with an Employer or the Administrator during the Enrollment Period for such Offering Period.

p. "PLAN" shall mean The E.W. Scripps Company Employee Stock Purchase Plan.

q. "PLAN ACCOUNT" shall mean the individual account established by the Agent for each Participant for purposes of accounting for and/or holding each Participant's Shares, dividends and distributions.

r. "PLAN YEAR" shall mean the calendar year.

s. "PURCHASE PRICE" shall mean, for each Share purchased in accordance with
Section 4 hereof, an amount equal to the lesser of (1) ninety percent (90%) of the Closing Value of a Share on the first Trading Day of each Offering Period, or the earliest date thereafter as is administratively feasible (which for Plan purposes shall be deemed to be the date the right to purchase such Shares was granted to each Eligible Employee who is, or elects to become, a Participant); or (2) ninety percent (90%) of the Closing Value of such Share on the last Trading Day of the Offering Period, or the earliest date thereafter as is administratively feasible (which for Plan purposes shall be deemed to be the date each such right to purchase such Shares was exercised).

t. "SHARES" means the Class A common shares of the Company.

u. "SUBSIDIARY" shall mean a corporation, domestic or foreign, of which not less than fifty percent (50%) of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary (or as otherwise may be defined in Code Section 424).

v. "TRADING DAY" shall mean a day on which national stock exchanges and The New York Stock Exchange are open for trading.

                         SECTION 3 - ELIGIBLE EMPLOYEES

                  a. IN GENERAL. Participation in the Plan is voluntary. All Eligible Employees of an Employer are eligible to participate in the Plan. Each Eligible Employee who is a Participant shall have the same rights and privileges as every other Eligible Employee who is a Participant, and only Eligible Employees of an Employer satisfying the applicable requirements of the Plan will be entitled to be a Participant.

                  b. LIMITATIONS ON RIGHTS. An Employee who otherwise is an Eligible Employee shall not be entitled to purchase Shares under the Plan if (1) such purchase would cause such Eligible Employee to own Shares (including any Shares which would be owned if such Eligible Employee purchased all of the Shares made available for purchase by such Eligible Employee under all purchase rights then held by such Eligible Employee, whether or not then exercisable) representing five percent (5%) or more of the total combined voting power or value of each class of stock of the Company or any Subsidiary; or (2) such purchase would cause such Eligible Employee to have rights to purchase more than $25,000 of Shares under the Plan (and under all employee stock purchase plans of the Company and its Subsidiary corporations which qualify for treatment under
Section 423 of the Code) for any calendar year in which such rights are outstanding (based on the Closing Value of such Shares, determined as of the date such rights are granted and can first be exercised hereunder). For purposes of clause (1) of this paragraph b., the attribution rules set forth in Section 424(d) of the Code and related regulations shall apply. For purposes of applying the $25,000 limitation, the number of Shares covered by one right may not be carried over to any other right.

                   SECTION 4 - ENROLLMENT AND OFFERING PERIODS

                  a. ENROLLING IN THE PLAN. To participate in the Plan, an Eligible Employee must enroll in the Plan. Enrollment for a given Offering Period will take place during the Enrollment Period for such Offering Period. The initial Enrollment Period shall commence December 1, 1997, and end December 31, 1997, and apply with respect to offers and purchases of Shares under the Plan for the first Offering Period (which runs from January 1, 1998, through March 31, 1998) of the Plan Year commencing January 1, 1998 (or if later, the effective date of the registration statement to be filed with the Securities and Exchange Commission in connection with the Shares to be purchased hereunder). The second Enrollment Period shall commence on March 1, 1998, and run through March 31, 1998, and shall apply with respect to offers and purchases of Shares under the Plan for the second Offering Period (which runs from April 1, 1998, through June 30, 1998) of the Plan Year. Participation in the Plan with respect to any one or more of the Offering Periods shall neither limit nor require participation in the Plan for any other Offering Period.

                  b. THE THREE-MONTH OFFERING PERIOD. Any Employee who is an Eligible Employee and who desires to purchase Shares hereunder must file with the Administrator or Employer an authorization for payroll deduction and a subscription agreement during an Enrollment Period. Such authorization shall be effective for the Offering Period immediately following such Enrollment Period. Each Offering Period shall last for three (3) calendar months, commencing on the first day (or the First Trading Day) of the calendar quarter and ending on the last day (or the last Trading Day) of the calendar quarter. There shall be four
(4) Offering Periods each Plan Year during the term of this Plan. On the first day (or the First Trading Day) of each Offering Period each Participant shall be granted the right to purchase Shares under the Plan and such right shall last only for three (3) months, i.e., it shall expire at the end of the Offering Period for which it was granted.

                  c. CHANGING ENROLLMENT. The offering of Shares pursuant to the Plan shall occur only during an Offering Period and shall be made only to Participants. Once an Eligible Employee is enrolled in the Plan, the Administrator or Employer will inform the Agent of such fact. Once enrolled, a Participant shall continue to participate in the Plan for each succeeding Offering Period until he or she terminates his or her participation by revoking his or her payroll deduction authorization or ceases to be an Eligible Employee. Once a Participant has elected to participate under the Plan, that Participant's payroll deduction authorization and subscription agreement shall apply to all subsequent Offering Periods unless and until the Participant ceases to be an Eligible Employee, modifies or terminates said authorization and/or agreement or withdraws from the Plan. If a Participant desires to change his or her rate of contribution, he or she may do so effective for the next Offering Period by filing a new authorization for payroll deduction and/or subscription agreement with the Administrator or Employer during the Enrollment Period immediately preceding such Offering Period, in accordance with rules and procedures established by the Administrator.

                            SECTION 5 - TERM OF PLAN

                  This Plan shall be in effect from January 1, 1998, until it is terminated by action of the Board.

                SECTION 6 - NUMBER OF SHARES TO BE MADE AVAILABLE

                  The total number of Shares made available for purchase by Participants under the Plan is 200,000, which may be authorized but unissued shares, treasury shares, or shares purchased by the Plan in the open market. The provisions of Section 9 b. shall control in the event the number of Shares to be purchased by Participants during any Offering Period exceeds the number of Shares available for sale under the Plan. If all of the Shares authorized for sale under the Plan have been sold, the Plan shall either be continued through additional authorizations of Shares made by the Board (such authorizations must, however, comply with Section 17 hereof), or shall be terminated in accordance with Section 17 hereof.

                            SECTION 7 - USE OF FUNDS

                  All payroll deductions received or held by an Employer under the Plan may be used by the Employer for any corporate purpose, and the Employer shall not be obligated to segregate such payroll deductions. Any amounts held by an Employer or other party holding amounts in connection with or as a result of payroll withholding made pursuant to the Plan and pending the purchase of Shares hereunder shall be considered a non-interest-bearing, unsecured indebtedness extended to the Employer or other party by the Participants.

              SECTION 8 - AMOUNT OF CONTRIBUTION; METHOD OF PAYMENT

                  a. PAYROLL WITHHOLDING. Except as otherwise specifically provided herein, the Purchase Price will be payable by each Participant by means of payroll withholding. The withholding shall be in increments of one percent (1%). The minimum withholding permitted shall be an amount equal to one percent (1%) of a Participant's Compensation and the maximum withholding shall be an amount equal to ten percent (10%) of a Participant's Compensation. In any event, the total withholding permitted to be made by any Participant for a Plan Year shall be limited to the sum of $22,500. The actual percentage of Compensation to be deducted shall be specified by a Participant in his or her authorization for payroll withholding. Participants may not deposit any separate cash payments into their Plan Accounts.

                  b. APPLICATION OF WITHHOLDING RULES. Payroll withholding will commence with the first paycheck issued during the Offering Period and will continue with each paycheck throughout the entire Offering Period, except for pay periods for which such Participant receives no compensation (e.g., uncompensated personal leave, leave of absence, etc.). A pay period which overlaps Offering Periods will be credited in its entirety to the Offering Period in which it is paid. Payroll withholding shall be retained by the Employer or other party responsible for making such payment to the Participant, until applied to the purchase of Shares as described in Section 9 and the satisfaction of any related federal, state or local withholding obligations (including any employment tax obligations), or until returned to such Participant in connection with a withdrawal from the Plan or a revocation of authorization described in Section 13.

                  At the time the Shares are purchased, or at the time some or all of the Shares issued under the Plan are disposed of, Participants must make adequate provision for the Employer's federal, state, local or other tax withholding obligations (including employment taxes), if any, which arise upon the purchase or disposition of the Shares. At any time, the Employer may, but shall not be obligated to, withhold from each Participant's Compensation the amount necessary for the Employer to meet applicable withholding obligations, including any withholding required to make available to the Employer any tax deductions or benefits attributable to the sale or early disposition of Shares by the Participant. Each Participant, as a condition of participating under the Plan, shall agree to bear responsibility for all federal, state, and local income taxes required to be withheld from his or her Compensation as well as the Participant's portion of FICA (both the OASDI and Medicare components) with respect to any Compensation arising on account of the purchase or disposition of Shares. The Employer may increase income and/or employment tax withholding on a Participant's Compensation after the purchase or disposition of Shares in order to comply with federal, state and local tax laws, and each Participant shall agree to sign any and all appropriate documents to facilitate such withholding.

                   SECTION 9 - PURCHASING, TRANSFERRING SHARES

                  a. MAINTENANCE OF PLAN ACCOUNT. Upon enrollment in the Plan by a Participant and upon receipt by the Agent of such data as it requires, the Agent shall establish a Plan Account in the name of such Participant. At the close of each Offering Period, the aggregate amount deducted during such Offering Period by the Employer from a Participant's Compensation (and credited to a non-interest-bearing account maintained by the Employer or other party for bookkeeping purposes) will be communicated by the Employer to the Agent and shall thereupon be credited by the Agent to such Participant's Account (unless the Participant has given written notice to the Administrator of his or her withdrawal or revocation of authorization, prior to the date such communication is made). As of the last day of each Offering Period, or as soon thereafter as is administratively feasible, the Agent will automatically purchase Shares on behalf of each Participant with respect to those amounts reported to the Agent by the Administrator or Employer as creditable to that Participant's Plan Account. On the date of purchase of such Shares, the amount then credited to the Participant's Plan Account for the purpose of purchasing Shares hereunder will be divided by the Purchase Price and there shall be transferred to the Participant's Plan Account by the Agent the number of full and fractional Shares which results.

                  b. INSUFFICIENT NUMBER OF AVAILABLE SHARES. In the event the number of Shares to be purchased by Participants during any Offering Period exceeds the number of Shares available for sale under the Plan, the number of Shares actually available for sale hereunder shall be limited to the remaining number of Shares authorized for sale under the Plan and shall be allocated in accordance with the Company's instructions by the Agent among the Participants in proportion to each Participant's Compensation during the Offering Period over the total Compensation of all Participants during the Offering Period. Any excess amounts withheld and credited to Participants' Accounts then shall be returned to the Participants as soon as is administratively feasible.

                  c. HANDLING EXCESS SHARES. In the event that the number of Shares which would be credited to any Participant's Plan Account in any Offering Period exceeds the limit specified in Section 3 b. hereof, such Participant's Account shall be credited with the maximum number of Shares permissible, and the remaining amounts will be refunded in cash as soon as administratively practicable.

                  d. STATUS REPORTS. Statements of each Participant's Plan Account shall be given to participating Employees at least quarterly. The statements shall set forth the Purchase Price and the number of Shares purchased. The Agent shall hold in its name, or in the name of its nominee, all Shares so purchased and allocated. No certificate will be issued to a Participant for Shares held in his or her Plan Account unless he or she so requests in writing or unless such Participant's active participation in the Plan is terminated due to death, disability, separation from service or retirement.

                  e. IN-SERVICE SHARE DISTRIBUTIONS. A Participant may request that a certificate for all or part of the full Shares held in his or her Plan Account be sent to him or her after the relevant Shares have been purchased and allocated. All such requests must be submitted to the Agent. No certificate for a fractional Share will be issued; the fair value of fractional Shares, as determined pursuant to the Plan on the date of withdrawal of all Shares credited to a Participant's Plan Account, shall be paid in cash to such Participant. The Plan may impose a reasonable charge, to be paid by the Participant, for each stock certificate so issued prior to the date active participation in the Plan ceases; such charge shall be paid by the Participant to the Administrator or Employer prior to the date any distribution of a certificate evidencing ownership of such Shares occurs. If a Participant requests a certificate, he or she shall be ineligible to participate in the Plan during the Offering Period following the one in which the request for a certificate was made.

                 SECTION 10 - DIVIDENDS AND OTHER DISTRIBUTIONS

                  a. REINVESTMENT OF DIVIDENDS. Cash dividends and other cash distributions received by the Agent on Shares held in its custody hereunder will be credited to the Plan Accounts of individual Participants in accordance with their interests in the Shares with respect to which such dividends or distributions are paid or made, and will be applied, as soon as practical after the receipt thereof by the Agent, to the purchase in the open market or otherwise at prevailing market prices of the number of whole and fractional Shares capable of being purchased with such funds (after deduction of any bank service fees, brokerage charges, transfer taxes, and any other transaction fee, expense or cost payable in connection with the purchase of such shares and not otherwise paid by the Employer).

                  b. SHARES TO BE HELD IN AGENT'S NAME. All purchases of Shares made pursuant to this Section will be made in the name of the Agent or its nominee, shall be held as provided in Section 9 hereof, and shall be transferred and credited (to the nearest one one-thousandth of a share) to the Plan Account(s) of the individual Participant(s) to which such dividends or other distributions were credited. Dividends paid in the form of Shares will be allocated by the Agent, as and when received, with respect to Shares held in its custody hereunder to the Plan Accounts of individual Participants (to the nearest one one-thousandth of a share) in accordance with such Participants' interests in such Shares with respect to which such dividends were paid. Property, other than Shares or cash, received by the Agent as a distribution on Shares held in its custody hereunder, shall be sold by the Agent for the accounts of the Participants, and the Agent shall treat the proceeds of such sale in the same manner as cash dividends received by the Agent on Shares held in its custody hereunder.

                  c. TAX RESPONSIBILITIES. The automatic reinvestment of dividends under the Plan will not relieve a Participant (or Eligible Employee with a Plan Account) of any income or other tax which may be due on or with respect to such dividends. The Agent shall report to each Participant (or Eligible Employee with a Plan Account) the amount of dividends credited to his or her Plan Account.

                          SECTION 11 - VOTING OF SHARES

                  A Participant shall have no interest or voting right in any Shares until such Shares have been actually purchased by the Agent in the Participant's behalf. Shares held for a Participant (or Eligible Employee with a Plan Account) in his or her Plan Account will be voted in accordance with the Participant's (or Eligible Employee's) express written directions. In the absence of any such directions, such Shares will not be voted.

                           SECTION 12 - SALE OF SHARES

                  Subject to the provisions of Section 19, a Participant may at any time, and without withdrawing from the Plan, by giving notice to the Agent, direct the Agent to sell all or part of the Shares held on behalf of the Participant. Upon receipt of such a notice on which the Participant's signature is guaranteed by a bank or trust company, the Agent shall, as soon as practicable after receipt of such notice, sell such Shares in the marketplace at the prevailing market price and transmit the net proceeds of such sale (less any bank service fees, brokerage charges, transfer taxes, and any other transaction fee, expense or cost) to the Participant. In such event, the Participant shall be ineligible to participate in the Plan during the Offering Period following the Offering Period in which the sale of Shares occurred.

             SECTION 13 - WITHDRAWALS FROM THE PLAN AND REVOCATIONS

                  a. GENERAL RULE. A Participant may at any time, by giving written notice to the Administrator or Employer, withdraw from the Plan or, without withdrawing from the Plan but by giving written notice to the Administrator or Employer, revoke his or her authorization for payroll deduction for the Offering Period in which such revocation is made. A Participant who withdraws from the Plan or revokes authorization for payroll deduction may not again participate under the Plan until the Offering Period subsequent to the Offering Period during which the Participant withdrew from the Plan or revoked payroll deduction authorization with respect thereto.

                  b. REFUND OF AMOUNTS NOT USED TO PURCHASE SHARES. At the time of any withdrawal or revocation under this Section, any amount deducted from payroll which has not previously been used to purchase Shares will be refunded to the Participant in cash or used to purchase Shares, at the election of the Participant.

                  c. WITHDRAWAL OF SHARES. Upon any withdrawal under this Section, a Participant, in his or her notice of withdrawal, may elect to receive either Shares or cash for the full number of Shares then being held in his or her Plan Account. If the Participant elects cash, the Agent shall sell such Shares in the marketplace at the prevailing market price and send the net proceeds (less any bank service fees, brokerage charges, transfer taxes, and any other transaction fee, expense or cost) to the Participant. If no election is made in a notice of withdrawal, a certificate shall be issued to the Participant for all full Shares held in the Participant's Account. In every case of withdrawal from the Plan, fractional Shares allocated to a Participant's Plan Account will be paid in cash at the Closing Value of such Shares on the date such withdrawal becomes effective (or as soon thereafter as is administratively feasible).

                     SECTION 14 - SEPARATION FROM EMPLOYMENT

                  Separation from employment for any reason, including death, disability, termination or retirement, shall be treated as a withdrawal from the Plan, as described in Section 13. A service fee will not be charged for any withdrawal attributable to a separation from employment.

                             SECTION 15 - ASSIGNMENT

                  Neither payroll deductions credited to a Participant's account nor any rights or Shares held under the Plan may be assigned, alienated, transferred, pledged, or otherwise disposed of in any way by a Participant other than by will or the laws of descent and distribution. Any such assignment, alienation, transfer, pledge, or other disposition shall be without effect, except that the Administrator may treat such act as an election to withdraw from the Plan as described in Section 13. A Participant's right to purchase Shares under this Plan may be exercisable during the Participant's lifetime only by the Participant.

                SECTION 16 - ADJUSTMENT OF AND CHANGES IN SHARES

                  If at any time after the effective date of the Plan the Company shall subdivide or reclassify the Shares which have been sold or may be offered and sold under the Plan, or shall declare thereon any dividend payable in Shares, then the number and class of Shares which may thereafter be offered and sold (in the aggregate and to any Participant) shall be adjusted accordingly and in the case of each subscription outstanding at the time of any such action, the number and class of Shares which may thereafter be purchased pursuant to such subscription and the Purchase Price shall be adjusted to such extent as may be determined by the Company or Administrator, following consultation with the Company's independent certified public accountants and legal counsel, to be necessary to preserve the rights of such subscribers.

                SECTION 17 - AMENDMENT OR TERMINATION OF THE PLAN

                  The Board shall have the right, at any time, to amend, modify or terminate the Plan without notice; however, no Participant's outstanding subscriptions shall be adversely affected by any such amendment, modification or termination. Designations of participating corporations may be made from time to time from among a group of corporations consisting of the Employer, its parent and its Subsidiaries (including corporations that become Subsidiaries or a parent after the adoption and approval of the Plan).

                           SECTION 18 - ADMINISTRATION

                  a. ADMINISTRATION. The Plan shall be administered by the Administrator. The Administrator shall be responsible for the administration of all matters under the Plan which have not been delegated to the Agent. The Administrator shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Any rule or regulation adopted by the Administrator shall remain in full force and effect unless and until altered, amended or repealed by the Administrator.

                  b. SPECIFIC RESPONSIBILITIES.The Administrator's responsibilities shall include, but shall not be limited to:

                           (1) interpreting the Plan (including issues relating
to the definition and application of "Compensation");

                           (2) identifying and compiling a list of persons who
are Eligible Employees for an Offering Period;

                           (3) identifying those Eligible Employees not entitled
to subscribe for Shares during any Offering Period on account of the limitations described in Section 3 b. hereof; and

                           (4) providing prompt notice to the Agent of the
enrollment of Eligible Employees, the Shares to be credited to Participants' Plan Accounts, and any written notices of withdrawal or revocation of authorization filed with the Administrator by individual Participants.

The Administrator may from time to time adopt rules and regulations for carrying out the terms of the Plan. Interpretation or construction of any provision of the Plan by the Administrator shall be final and conclusive on all persons, absent specific and contrary action taken by the Board. Any interpretation or construction of any provision of the Plan by the Board shall be final and conclusive.

                    SECTION 19 - SECURITIES LAW RESTRICTIONS

                  Notwithstanding any provision of the Plan to the contrary:

                  a. NEED FOR REGISTRATION STATEMENT. No payroll deductions shall take place and no Shares may be purchased under the Plan until a registration statement has been filed and become effective with respect to the issuance of the Shares covered by the Plan under the Act.

                  b. INSIDER RESTRICTIONS. The following restrictions or provisions shall apply to Participants who are officers (as defined in Rule 16a-1 under the Securities Exchange Act of 1934) of the Company:

                           (1) Any withdrawal of Shares from such a
Participant's Account shall suspend the right of such Participant to have Shares purchased under both the employee stock purchase feature of the Plan and the dividend reinvestment feature of the Plan, for a period of six (6) months;

                           (2) Any such Participant who ceases participation in
the Plan or who revokes his or her authorization for payroll deduction pursuant to Section 13 may not again participate in the Plan or authorize any additional payroll deductions, for a period of at least six (6) months;

                           (3) Any certificates evidencing ownership of Shares
purchased under the Plan for such a Participant may be legended to disclose the restrictions set forth in this Section; and

                           (4) Any such Participant who wishes to withdraw or
sell Shares must withdraw or sell all of such Participant's Shares under the Plan.

                  SECTION 20 - NO INDEPENDENT EMPLOYEE'S RIGHTS

                  Nothing in the Plan shall be construed to be a contract of employment between an Employer or Subsidiary and any Employee, or any group or category of Employees (whether for a definite or specific duration or otherwise), or to prevent the Employer, its parent or any Subsidiary from terminating any Employee's employment at any time, without notice or recompense. No Employee shall have any rights as a shareholder with respect to any Shares until such Shares have actually been purchased in his or her behalf by the Agent.

                     SECTION 21 - AGENT'S POWERS AND DUTIES

                  a. ACCEPTANCE. The Agent accepts the agency created under this Plan and agrees to perform the obligations imposed hereunder.

                  b. RECEIPT OF SHARES AND DIVIDENDS. The Agent shall be accountable to each Participant for Shares held in the Participant's Plan Account and dividends received with respect thereto.

                  c. RECORDS AND STATEMENTS. The records of the Agent pertaining to the Plan shall be open to inspection by the Company at all reasonable times and may be audited from time to time by any person or parties specified by the Company in writing. The Agent shall furnish the Company with whatever information relating to the Plan Accounts the Company considers necessary, including, without limitation, any information required to be furnished, if any, to Participants each January 31 pursuant to Section 6039(a)(2) of the Code and related regulations.

                  d. FEES AND EXPENSES. The Agent shall receive from the Company reasonable annual compensation as may be agreed upon from time to time between the Company and the Agent. In the event the Agent resigns or is removed before the end of the year for which compensation was paid, the compensation paid to the Agent for the year will be prorated (i.e., number of months of services rendered/12) and the Agent will return any compensation in excess of the prorated fee which was paid in advance.

                  e. RESIGNATION. The Agent may resign at any time as Agent of the Employer and Participants by giving sixty (60) days' written notice in advance to the Company, or if the Plan is amended or modified by the Board and the Agent is unable to comply with such amendment or modification, the Agent may resign immediately.

                  f. REMOVAL. The Company, by giving sixty (60) days' written notice in advance to the Agent, may remove the Agent. In the event of the resignation or removal of the Agent, the Company shall promptly appoint a successor Agent if it intends to continue the Plan.

                  g. INTERIM DUTIES AND SUCCESSOR AGENT. Each successor Agent shall succeed to the title of the Agent vested in its predecessor by accepting in writing its appointment as successor Agent and filing the acceptance with the former Agent and the Company without the signing or filing of any further statement. The resigning or removed Agent, upon receipt of acceptance in writing of the agency by the successor Agent, shall execute all documents and do all acts necessary to vest the title in any successor Agent. Each successor Agent shall have and enjoy all of the powers conferred under this Plan upon its predecessor. No successor Agent shall be personably liable for any act or failure to act of any predecessor Agent. With the approval of the Company, a successor Agent may accept the account rendered and the property delivered to it by a predecessor Agent without incurring any liability or responsibility for so doing.

                  h. LIMITATION OF LIABILITY TO PARTICIPANTS. The Agent shall not be liable hereunder for any act or failure to act including, without limitation, any claim of liability arising out of a failure to terminate a Participant's Plan Account upon such Participant's death or adjudication of incompetency prior to the receipt by the Agent of notice in writing of such death or incompetency.

                           SECTION 22 - APPLICABLE LAW

                  The Plan shall be construed, administered and governed in all respects under the laws of the State of Ohio to the extent such laws are not preempted or controlled by federal law.

                     SECTION 23 - DESIGNATION OF BENEFICIARY

                  Participants shall file with the Administrator a written designation of a beneficiary who is to receive his or her Shares and/or cash under the Plan in the event of his or her death. Such designation of beneficiary may be changed by the Participant at any time by written notice. Upon the death of a Participant and upon receipt by the Administrator of proof of the identity and existence of a beneficiary validly designated by the Participant under the Plan, the Administrator or Agent shall deliver such Shares and/or cash to the beneficiary. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of the Participant's death, the Administrator or Agent shall deliver such Shares and/or cash to the executor or administrator of the estate of the Participant. No beneficiary shall, prior to the death of the Participant by whom he or she has been designated, acquire any interest in the Shares and/or cash credited to the Participant under the Plan.

                      SECTION 24 - MERGER OR CONSOLIDATION

                  If the Company shall at any time merge into or consolidate with another corporation or business entity, each Participant will thereafter be entitled to receive at the end of the Offering Period (during which such merger or consolidation occurs) the securities or property which a holder of Shares was entitled to upon and at the time of such merger or consolidation. The Board shall determine the kind and amount of such securities or property which each Participant shall be entitled to receive. A sale of all or substantially all of the assets of the Company shall be deemed a merger or consolidation for the foregoing purposes.

                  IN WITNESS WHEREOF, The E.W. Scripps Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Agent, have executed this Plan in Cincinnati, Ohio, on the 19th day of November, 1997.

                                      THE E.W. SCRIPPS COMPANY

                                      By:_____________________________________

                                      Its:____________________________________

                                      MERRILL LYNCH, PIERCE, FENNER & SMITH

                                      INCORPORATED

                                      By:_____________________________________

                                      Its:____________________________________

THE E.W. SCRIPPS COMPANY                                              PROXY FOR
                                                          CLASS A COMMON SHARES

         The undersigned hereby appoints WILLIAM R. BURLEIGH, DANIEL J. CASTELLINI and M. DENISE KUPRIONIS and each of them, as the undersigned's proxies, with full power of substitution, to attend the Annual Meeting of Shareholders of The E.W. Scripps Company, to be held at The Queen City Club, Cincinnati, Ohio, on Thursday, May 14, 1998 at 10:00 A.M., local time, and any adjournment or adjournments thereof, and to vote thereat the number of shares which the undersigned would be entitled to vote, with all the power the undersigned would possess if present in person, as follows:

1. [ ] FOR, or [ ] WITHHOLD AUTHORITY to vote for, the following nominees for election as directors: Daniel J. Meyer, Nicholas B. Paumgarten and
    Ronald W. Tysoe.

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE LINE PROVIDED BELOW.)

______________________________________________________________________________

2.  On such other business as may properly come before the meeting.

The Proxies will vote as specified above, or if a choice is not specified, they will vote FOR the nominees listed in item 1.

                 (Continued, and to be signed, on other side)

THE E.W. SCRIPPS COMPANY
C/O CORPORATE TRUST SERVICES
MAIL DROP 1090F5-4129
38 FOUNTAIN SQUARE PLAZA
CINCINNATI, OH 45263

















                              FOLD AND DETACH HERE
_______________________________________________________________________________

Receipt of the Notice of Meeting of Shareholders and the related Proxy Statement dated March 27, 1998 is hereby acknowledged.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY.



                                        Dated ___________________________, 1998
                                                (Please date your Proxy)




                                        _______________________________________
                                                 Signature of Shareholder

                                        Please sign exactly as your name
                                        appears hereon, indicating, where
                                        proper, official position or
                                        representative capacity.

                                        When signing as Attorney, Executor,
                                        Administrator, Trustee, etc., give full
                                        title as such.

THE E.W. SCRIPPS COMPANY                                              PROXY FOR
                                                           COMMON VOTING SHARES

     The undersigned hereby appoints WILLIAM R. BURLEIGH, DANIEL J. CASTELLINI and M. DENISE KUPRIONIS and each of them, as the undersigned's proxies, with full power of substitution to attend the Annual Meeting of Shareholders of The E.W. Scripps Company, to be held at The Queen City Club, Cincinnati, Ohio, on Thursday, May 14, 1998 at 10:00 A.M., local time, and any adjournment or adjournments thereof, and to vote thereat the number of shares which the undersigned would be entitled to vote, with all the power the undersigned would possess if present in person, as follows:

1. [ ] FOR, or [ ] WITHHOLD AUTHORITY to vote for the following nominees for election as directors: John H. Burlingame, William R. Burleigh, Lawrence A. Leser, Charles E. Scripps, Edward W. Scripps, Paul K. Scripps and Julie A. Wrigley.

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE LINE PROVIDED BELOW.)

_______________________________________________________________________________

2. [ ] FOR, or [ ] AGAINST, or [ ] ABSTAIN WITH RESPECT TO, adopting the Company's 1997 Deferred Compensation and Phantom Stock Plan for Executives.

3. [ ] FOR, or [ ] AGAINST, or [ ] ABSTAIN WITH RESPECT TO, amending the Company's 1997 Deferred Compensation and Stock Plan for Directors.

4. [ ] FOR, or [ ] AGAINST, or [ ] ABSTAIN WITH RESPECT TO, adopting the Company's Employee Stock Purchase Plan.

5.  On such other business as may properly come before the meeting.

The Proxies will vote as specified above, or if a choice is not specified, they will vote FOR the nominees listed in item 1 and FOR items 2, 3 and 4.

                  (Continued, and to be signed on other side)

THE E.W. SCRIPPS COMPANY
C/O CORPORATE TRUST SERVICES
MAIL DROP 1090F5-4129
38 FOUNTAIN SQUARE PLAZA
CINCINNATI, OH 45263

















                              FOLD AND DETACH HERE
_______________________________________________________________________________

Receipt of the Notice of Meeting of Shareholders and the related Proxy Statement dated March 27, 1998 is hereby acknowledged.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY.



                                        Dated ___________________________, 1998
                                                (Please date your Proxy)




                                        _______________________________________
                                                 Signature of Shareholder

                                        Please sign exactly as your name
                                        appears hereon, indicating, where
                                        proper, official position or
                                        representative capacity.

                                        When signing as Attorney, Executor,
                                        Administrator, Trustee, etc., give full
                                        title as such.